UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06135

Templeton Institutional Funds
(Exact name of registrant as specified in charter)

500 East Broward Blvd., Suite 2100, Fort Lauderdale, FL 33394-3091
(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500

Date of fiscal year end: 12/31

Date of reporting period: 12/31/10

Item 1. Reports to Stockholders.

DECEMBER 31, 2010

Emerging Markets Series

Foreign Equity Series

Foreign Smaller Companies Series

Global Equity Series

ANNUAL REPORT

Templeton Institutional Funds

FRANKLIN TEMPLETON INSTITUTIONAL

Annual Report

Economic and Market Overview

During the year under review, equities advanced against a backdrop of heightened volatility and uneven global economic recovery. Emerging market regions primarily led growth, as they were generally unconstrained by the debt overhang burdening western economies and benefited from strong intrinsic demand and significant capital inflows. Policymakers in these regions began raising interest rates toward period-end to combat inflation and speculative investment. Developed economies grew at a more subdued pace, with demand recovery and asset price reflation heavily underpinned by government-sponsored, liquidity-enhancing measures. The U.S. Federal Reserve Board (Fed), having already brought official interest rates close to zero, began directly purchasing government securities as part of an extreme policy measure known as quantitative easing. Further promoting the U.S. recovery, the traditionally pro-business Republican Party gained control of the House of Representatives in mid-term elections and President Obama extended Bush-era tax cuts. In Europe, ballooning fiscal deficits took their toll on peripheral nations and growing concerns of potential sovereign defaults significantly roiled equity markets on several occasions during the period. The European Central Bank responded by pledging 750 billion euros in the spring with the intent to forestall defaults, stabilize markets and restore confidence in the euro currency, followed by further backstops in the autumn as Ireland and the rest of the periphery came under renewed duress.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Annual Report | 1

The combination of intrinsic growth drivers in emerging markets and stimulus-induced support in the developed world encouraged the global economic recovery, and equity markets responded favorably. By the end of 2010, global equity markets recouped all losses suffered since Lehman Brothers Holdings’ 2008 bankruptcy. Commodities surged in the second half of 2010 due to near-term supply constraints and emerging market demand increases, as well as longer-term fears that overly accommodative monetary policies would ultimately have negative inflationary consequences. The dollar strengthened relative to the euro, which bore the burden of the region’s fiscal crisis, but weakened against the yen, which hit multi-decade highs amid persistent deflationary pressures. Meanwhile, U.S. Treasuries and corporate bonds finished the year with gains, though Treasury prices declined considerably in the final quarter as Fed policies appeared to improve growth expectations. Although market conditions remained accommodative and corporate profitability improved, critical economic fundamentals such as employment, home prices and credit creation remained substantially depressed at period-end, leading many investors to question the true health of the global economy and the sustainability of the recovery.

The foregoing information reflects our analysis and opinions as of December 31, 2010. The information is not a complete analysis of every aspect of any market, country, industry or fund. Statements of fact are from sources considered reliable.

2 | Annual Report

Emerging Markets Series

Your Fund's Goal and Main Investments: Emerging Markets Series seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in securities issued by "emerging market companies," as defined in the Fund's prospectus.

Geographic Breakdown
Emerging Markets Series
Based on Total Net Assets as of 12/31/10

Asia
46.9%
Latin America & Caribbean
27.5%
Europe
23.3%
Middle East & Africa
1.9%
Short-Term Investments & Other Net Assets
0.4%

This annual report for Emerging Markets Series (Fund) covers the fiscal year ended December 31, 2010.

Investment Strategy

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. Before we make a purchase, we generally look at the company's price/earnings ratio, profit margins and liquidation value. During our analysis, we also consider the company's position in its sector, the economic framework and political environment.

Performance Overview

The Fund delivered a +17.55% cumulative total return for the 12-month period ended December 31, 2010. In comparison, the Standard & Poor's/International Finance Corporation Investable (S&P/IFCI) Composite Index and the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index, which track global emerging market stock performance, generated total returns of +20.64% and +19.20% during the same period.[1] Please note index performance information is provided for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research. The Fund's return reflects the effect of fees and expenses for professional management, while an index does not have such costs. In addition, the index is not subject to investment flows, while the Fund is subject to purchases and redemptions that could impact performance. You can find the Fund's long-term performance data in the Performance Summary on page 7.

1. Source: © 2011 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. STANDARD & POOR'S®, S&P® and S&P 500® are registered trademarks of Standard & Poor's Financial Services LLC. Standard & Poor's does not sponsor, endorse, sell or promote any S&P index-based product. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 41.

Annual Report | 3

Top 10 Countries
Emerging Markets Series
12/31/10

	% of Total Net Assets
Brazil	23.7%
India	16.3%
Russia	12.7%
China	12.0%
Indonesia	5.2%
U.K.	5.2%
Thailand	4.3%
Turkey	4.2%
Mexico	2.8%
Hong Kong	2.5%

Manager's Discussion

During the 12 months under review, key contributors to the Fund's absolute performance included India's Tata Consultancy Services, a major information technology consulting company; Brazil's AmBev (Companhia de Bebidas das Americas), one of the world's largest beer and soft drink producers; and Indonesia's Astra International, a leading car and motorcycle manufacturer. The outsourcing trend to Indian consulting companies continued to benefit Tata Consultancy Services, while greater beverage demand supported AmBev's strong volume growth and high profitability. In addition, Indonesia's rising consumer purchasing power and strong economic growth provided a favorable environment for Astra International. We increased the Fund's positions in these companies due to our view of their attractive prospects.

Some of the Fund's largest detractors for the reporting period included Brazil's Petrobras (Petroleo Brasileiro), a top global oil and gas company; Hungary's OTP Bank, the country's largest commercial bank; and India's Sesa Goa, a leading iron ore exporter. Petrobras sold US$70 billion worth of shares to raise funds for its purchase of five billion barrels of undeveloped offshore oil reserves from the Brazilian government and for the company's five-year investment plan. This share dilution pushed down Petrobras' stock price and, as a result, we significantly reduced the Fund's exposure to the company by period-end. Uncertainty surrounding the Hungarian economy and government plans for a temporary crisis tax on banks weighed on OTP Bank's share price. We divested the Fund's position and thus, our exposure to Hungary, by year-end. Sesa Goa's stock declined in value because of India's export ban on iron ore and the cancellation of mine leases.

It is also important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2010, the U.S. dollar declined in value relative to most currencies. As a result, the Fund's performance was positively affected by the portfolio's predominant investment in securities with non-U.S. currency exposure. However, one cannot expect the same results in future periods.

4 | Annual Report

During the review period, we increased some of the Fund's positions in Indonesia, Thailand and China via Hong Kong-listed Red Chip, Shanghai B and Shenzhen B shares, as we searched for attractive investment opportunities.[2] Major purchases included Itau Unibanco Holding, one of Brazil's largest financial conglomerates; CNOOC, China's largest offshore oil and natural gas exploration and production company; and Kasikornbank Public, a major Thai bank. We made select purchases in companies engaged in automobile manufacturing; IT consulting and other services; and apparel, accessories and luxury goods. A key purchase was Anta Sports Products, a leading Chinese sportswear producer and retailer.

Based on our analysis, consumer-related industries remained attractive due to large populations in emerging markets, where a growing middle class and greater domestic demand for goods and services could have an increasingly positive effect on these companies. We also had a favorable assessment of the IT consulting industry, which could continue to gain from the services outsourcing trend to emerging markets.

Conversely, we reduced or eliminated the Fund's exposure to Russia, South Korea, Austria, Hungary and South Africa, which allowed us to focus on stocks we deemed to be relatively more attractively valued within our investment universe and to raise funds for redemptions. We made large sales of holdings in oil and gas, banking, semiconductors, and wireless telecommunication services companies. Some Fund holdings reached their target sale prices, and we sold them by period-end. In addition to sales mentioned earlier, we reduced the Fund's position in Russia's gas producer Gazprom by period-end.

2. "Red Chip" denotes shares of Hong Kong Stock Exchange-listed companies with significant exposure to China. "Shanghai B" denotes shares of China-incorporated, Shanghai Stock Exchange-listed companies that are traded in U.S. dollars and are eligible for foreign investment. "Shenzhen B" denotes shares of China-incorporated, Shenzhen Stock Exchange-listed companies that are traded in Hong Kong dollars.

Top 10 Equity Holdings
Emerging Markets Series
12/31/10

Company *Sector/Industry, Country*	% of Total Net Assets
Vale SA, ADR, pfd., A *Metals & Mining, Brazil*	6.2%
Tata Consultancy Services Ltd. *IT Services, India*	6.0%
Itau Unibanco Holding SA, ADR *Commercial Banks, Brazil*	4.8%
AmBev (Companhia de Bebidas das Americas) *Beverages, Brazil*	4.8%
Norilsk Nickel (Mining and Metallurgical Co. Norilsk Nickel), ADR *Metals & Mining, Russia*	3.7%
PT Astra International Tbk *Automobiles, Indonesia*	3.2%
Natura Cosmeticos SA *Personal Products, Brazil*	3.1%
Anglo American PLC *Metals & Mining, U.K.*	2.9%
Sberbank RF *Commercial Banks, Russia*	2.9%
CNOOC Ltd. *Oil, Gas & Consumable Fuels, China*	2.3%

Annual Report | 5

We thank you for your continued participation in the Fund and look forward to serving your future investment needs.

Mark Mobius Executive Chairman Templeton Emerging Markets Group

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6 | Annual Report

Performance Summary as of 12/31/10

Emerging Markets Series

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses on the sale of Fund shares.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, visit ftinstitutional.com or call a Franklin Templeton Institutional Services representative at (800) 321-8563.

Annual Report | 7

Your Fund’s Expenses

Emerging Markets Series

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and

  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 9

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month annualized expense ratio of 1.34%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

10 | Annual Report

Foreign Equity Series

Your Fund's Goal and Main Investments: Foreign Equity Series seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in foreign (non-U.S.) equity securities.

Geographic Breakdown
Foreign Equity Series
Based on Total Net Assets as of 12/31/10

Europe	64.0%
Asia	25.0%
North America	3.4%
Latin America & Caribbean	2.7%
Short-Term Investments & Other Net Assets	4.9%

This annual report for Foreign Equity Series (Fund) covers the fiscal year ended December 31, 2010.

Performance Overview

For the 12 months under review, the Fund's Primary Shares delivered a +6.70% cumulative total return. The Fund underperformed the +11.60% total return of the Morgan Stanley Capital International (MSCI) All Country (AC) World ex USA Index, which tracks equity market performance in global developed and emerging markets excluding the U.S., and underperformed the +8.21% total return of the MSCI Europe, Australasia, Far East (EAFE) Index, which tracks equity market performance in global developed markets excluding the U.S. and Canada, for the same period.[1] Please note index performance

1. Source: © 2011 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 46.

Annual Report | 11

information is provided for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research. You can find the Fund’s long-term performance data in the Performance Summary on page 17.

Investment Strategy

We employ a bottom-up, value-oriented, long-term investment strategy. Our in-depth, fundamental, internal research evaluates a company’s potential to grow earnings, asset value and/or cash flow. We also consider a company’s price/earnings ratio, profit margins and liquidation value.

Manager’s Discussion

As the economic recovery progressed during the year, the Fund benefited from overweighted allocations to certain traditionally cyclical sectors, while it suffered from underweighted allocations to some other cyclical sectors. Our information technology holdings were among the Fund’s top absolute and relative contributors, led by semiconductor manufacturers like Germany’s Infineon Technologies and Taiwan’s Taiwan Semiconductor Manufacturing, which benefited from the companies’ high sensitivity to global economic growth.2 In our analysis, the Fund’s select information technology stocks remained modestly valued, offered good exposure to fast-growing emerging market regions and featured strong balance sheets that benefited from abundant cash-flow generation. Hardware demand improved as economic growth rebounded, while software manufacturers began to benefit from a recovery in corporate technology spending after a protracted period of underinvestment. These cyclical tailwinds, along with fundamental strengths and undemanding valuations at the security level, could help support the performance of the Fund’s select technology holdings over the long term.

The industrials sector also benefited from the economic recovery, and the Fund’s overweighted position outperformed the benchmark index during the reporting period.3 Companies throughout the global supply chain, including capital goods manufacturers like Siemens and Atlas Copco, transportation companies like British Airways and Embraer, and infrastructure equipment developers like Shanghai Electric Group, gained from widespread infrastructure

2. The information technology sector comprises communications equipment; computers and peripherals; electronic equipment, instruments and components; semiconductors and semiconductor equipment; and software in the SOI.

3. The industrials sector comprises aerospace and defense, air freight and logistics, electrical equipment, industrial conglomerates, professional services, and trading companies and distributors in the SOI.

12 | Annual Report

investment and improving industrial demand. The stock of Sweden's Atlas Copco, the world's largest air compressor manufacturer, appreciated significantly in value as increasing demand for the company's industrial products, particularly in emerging markets and the metals and mining industry, buoyed company earnings. We took advantage of its price strength to liquidate our position, realize a gain and reinvest proceeds into what we considered more attractively valued positions.

Another notable sector during the year was the Fund's financials position, which benefited from stock selection and underweighting during a period when banks were pressured by sovereign debt exposures, capital adequacy concerns and an increasingly onerous regulatory environment.[4] Emerging market financials stocks, however, generally were unaffected by such concerns, and instead benefited from strong regional economic growth, abundant liquidity and increasing loan demand. The Fund's positions in Housing Development Finance and ICICI Bank, two of India's largest lenders, were key outperformers, as their stocks rallied largely because earnings exceeded analyst expectations during the year. Elsewhere in the broader Asian region, Hong Kong property investment firm Swire Pacific (sold by period-end) and Taiwanese financial conglomerate Chinatrust Financial Holding were also notable contributors to performance. Such strength helped offset lackluster returns from developed market holdings such as Spain's Banco Santander and Italy's Intesa Sanpaolo.

From a geographic perspective, the Fund's Asian allocation was the top regional contributor to relative performance for the year. We continued to find, what we viewed as, attractive investment opportunities in Asia with the notable exception of Japan, which remained plagued by deflationary pressures and political gridlock. Some regional emerging markets such as China, India and Taiwan delivered strong returns and significantly contributed to relative Fund performance. Conversely, the Fund's overweighted allocation to the broader European region was a major detractor during a year when the European Union bailed out Greece and Ireland and set up a regional emergency fund as sovereign fiscal deficits continued to widen. Furthermore, our overweighting in the region increased the Fund's exposure to the weak euro, which amplified underperformance relative to the benchmark. Nonetheless, we remain favorable toward our selective European holdings. While we recognize the challenges currently facing the region, European equity markets remained the world's cheapest based on current and forward earnings, and the larger companies we found attractive, due to their balance sheet strength, brand equity and cash generating capabilities, featured highly diversified global revenue streams.

Portfolio Breakdown
Foreign Equity Series
Based on Total Net Assets as of 12/31/10

Oil, Gas & Consumable Fuels
11.3%
Commercial Banks
10.6%
Diversified Telecommunication Services
9.3%
Pharmaceuticals
7.1%
Insurance
5.9%
Semiconductors & Semiconductor Equipment
5.3%
Industrial Conglomerates
4.3%
Food Products
3.5%
Aerospace & Defense
3.1%
Wireless Telecommunication Services
2.6%
Electrical Equipment
2.5%
Electric Utilities
2.5%
Professional Services
2.2%
Software
2.1%
Media
2.0%
Other
20.8%
Short-Term Investments & Other Net Assets
4.9%

4. The financials sector comprises capital markets, commercial banks, diversified financial services, insurance, real estate management and development, and thrifts and mortgage finance in the SOI.

Annual Report | 13

Top 10 Equity Holdings
Foreign Equity Series
12/31/10

Company *Sector/Industry, Country*	% of Total Net Assets
Novartis AG *Pharmaceuticals, Switzerland*	2.2%
Samsung Electronics Co. Ltd. *Semiconductors & Semiconductor Equipment, South Korea*	2.2%
Siemens AG *Industrial Conglomerates, Germany*	2.1%
Telefonica SA, ADR *Diversified Telecommunication Services, Spain*	2.0%
Unilever NV *Food Products, Netherlands*	1.9%
DBS Group Holdings Ltd., ADR *Commercial Banks, Singapore*	1.9%
Housing Development Finance Corp. Ltd. *Thrifts & Mortgage Finance, India*	1.9%
Talisman Energy Inc. *Oil, Gas & Consumable Fuels, Canada*	1.8%
Telenor ASA *Diversified Telecommunication Services, Norway*	1.7%
Sanofi-Aventis, ADR *Pharmaceuticals, France*	1.6%

5. The health care sector comprises health care providers and services, and pharmaceuticals in the SOI.
6. The materials sector comprises chemicals, construction materials, and metals and mining in the SOI.

14 | Annual Report

Horizon tragedy in the Gulf of Mexico.7 Unfortunately, stock-specific pressures negatively affected our energy allocation, along with our position in BP, which weighed on relative Fund performance. We conducted an exhaustive review of our investment in light of the Gulf of Mexico spill and its possible legal, regulatory, and financial implications for the company. While we recognized that the final cost of the disaster to BP could exceed the $20 billion escrowed for spill victims, the stock was nonetheless trading at levels during the year that valued the entire company at less than half the $195 billion known value of just its reserves. We concluded that significant investment value remained and we continued to hold our position, which recovered substantially toward the end of the year once BP confirmed it had permanently sealed off the leaking Macondo well.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2010, the U.S. dollar rose in value relative to many of the foreign currencies in which the Fund’s holdings were denominated. As a result, the Fund’s performance was negatively affected by the portfolio’s investment in securities with those currency exposures.

In general, we continue to find attractive the combination of long-term potential and near-term pessimism in sectors and regions around the world, though most notably in larger cap, globally diversified businesses in the health care, telecommunications, information technology and consumer discretionary sectors. In our view, select opportunities have begun to emerge elsewhere as well, notably among well-positioned and cash-generative companies in the financials, industrials and energy sectors. Although the market’s current focus on economic trends created a difficult performance environment for bottom-up, value-oriented equity investors in the near term, we think it revealed attractive long-term opportunities at the security level. A market that ignores fundamentals also can misprice them, allowing investors to purchase critical variables like balance sheet strength, cash flow generation, revenue diversification and

7. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.

Annual Report | 15

earnings growth at considerable discounts. At Templeton, we seek to take advantage of this market condition by buying stakes in high-quality companies at prices we believe significantly understate the long-term intrinsic worth of their underlying businesses.

Thank you for your continued participation in Foreign Equity Series. We look forward to serving your future investment needs.

Gary P. Motyl, CFA Chief Investment Officer —Templeton Global Equity Group

President – Templeton Investment Counsel, LLC

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

16 | Annual Report

Performance Summary as of 12/31/10

Foreign Equity Series

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses on the sale of Fund shares.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, visit ftinstitutional.com or call a Franklin Templeton Institutional Services representative at (800) 321-8563.

Annual Report | 17

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $1,000,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

18 | Annual Report

Performance Summary (continued)

Endnotes

Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size and lesser liquidity. The manager applies various techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. 3. These figures represent the value of a hypothetical $1,000,000 investment in the Fund over the periods indicated.

4. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

5. Source: © 2011 Morningstar. The MSCI AC World ex USA Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance of global developed and emerging markets, excluding the U.S. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance of global developed markets excluding the U.S. and Canada. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

Annual Report | 19

Your Fund’s Expenses

Foreign Equity Series

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and

  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

20 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Primary Shares: 0.79% and Service Shares: 0.92%), multiplied by the average account value over the period, multiplied by 184/365 for to reflect the one-half year period.

Annual Report | 21

Foreign Smaller Companies Series

Your Fund's Goal and Main Investments: Foreign Smaller Companies Series seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of smaller companies located outside the U.S., including emerging markets.

Geographic Breakdown
Foreign Smaller Companies Series
Based on Total Net Assets as of 12/31/10

Asia
38.2%
Europe
32.8%
North America
8.6%
Australia & New Zealand
4.6%
Latin America & Caribbean
3.8%
Middle East & Africa
0.5%
Short-Term Investments & Other Net Assets
11.5%

This annual report for Foreign Smaller Companies Series (Fund) covers the fiscal year ended December 31, 2010.

Performance Overview

The Fund delivered a +21.37% cumulative total return for the 12-month period ended December 31, 2010. The Fund underperformed the +25.58% total return of its new benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World ex USA Small Cap Index, which tracks global developed and emerging market small-cap equities, excluding the U.S.[1] The Fund underperformed the +24.43% total return of its previous benchmark, the Standard & Poor's (S&P) Global ex-U.S. less than $2 Billion Index, which measures performance of global developed and emerging market securities outside the U.S. with market capitalizations less than $2 billion.[1] The MSCI AC World ex USA Small Cap Index is replacing the S&P Global ex-U.S. less than $2 Billion Index as the Fund's benchmark because it better reflects the Fund's portfolio composition. Please note index performance information is provided for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research. You can find the Fund's long-term performance data in the Performance Summary on page 26.

Investment Strategy

When choosing equity investments, we apply a bottom-up, value-oriented, long-term approach, focusing on the market price of a company's securities relative to our evaluation of the company's long-term (typically five years) earnings, asset value and cash flow potential. We also consider a company's price/earnings ratio, profit margins, liquidation value and other factors.

1. Source: © 2011 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 52.

22 | Annual Report

Manager's Discussion

During the Fund's fiscal year, there were several key contributors to absolute performance. Sperian Protection, based in France, is the global market-share leader in eye, ear and fall protection. End markets include energy, mining, firefighting, manufacturing, construction and various industrial businesses. In our analysis, Sperian is well diversified by end market, product and geography and earned solid margins in its head protection unit, where it has established itself as a global leader. The company's shares more than doubled in value during the year as Honeywell International, a turbocharger and aircraft parts manufacturer, agreed to purchase Sperian, topping a previous bid from private equity firm Cinven.

Another significant contributor to results was Iluka Resources, a leading metals and mining firm with operations in Australia, North America, Europe and Asia. The company benefited during the year from higher iron ore contract prices and an improved demand outlook for industrial minerals. New management focused on divesting non-core assets, a successful cost-reduction program and improving its U.S. operations. We believe new development projects in zircon may add value, with recent exploration success strengthening the company's position in the zircon market.

Tomra Systems, Norway's leading products and services provider to the recycling industry, also performed well. Based on our analysis, Tomra Systems has strong intellectual property assets and solid long-term growth opportunities. We believe the company should be able to continue to grow at a significant rate due to more global legislation to increase deposits on cans and bottles, better recycling economics, rapid growth in the mechanization of recycling and trash sorting, and increased replacement and service sales as the number of installed collection units grows and matures.

It is also important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2010, the U.S. dollar declined in value relative to most currencies. As a result, the Fund's performance was positively affected by the portfolio's predominant investment in securities with non-U.S. currency exposure. However, one cannot expect the same results in future periods.

Portfolio Breakdown

Foreign Smaller Companies Series
Based on Total Net Assets as of 12/31/10

Textiles, Apparel & Luxury Goods
7.0%
Household Durables
5.2%
Electronic Equipment, Instruments & Components
5.1%
Machinery
5.0%
Commercial Banks
4.9%
Specialty Retail
4.3%
Communications Equipment
4.0%
Leisure Equipment & Products
3.8%
Commercial Services & Supplies
3.8%
Professional Services
3.3%
Food Products
3.0%
Diversified Consumer Services
3.0%
Health Care Providers & Services
2.9%
Construction & Engineering
2.3%
Transportation Infrastructure
2.3%
Computers & Peripherals
2.1%
Other
26.5%
Short-Term Investments & Other Net Assets
11.5%

Annual Report | 23

Top 10 Equity Holdings
Foreign Smaller Companies Series
12/31/10

Company *Sector/Industry, Country*	% of Total Net Assets
Techtronic Industries Co. Ltd. *Household Durables, Hong Kong*	1.8%
Steiner Leisure Ltd. *Diversified Consumer Services, Bahamas*	1.7%
Tomra Systems ASA *Commercial Services & Supplies, Norway*	1.7%
Asics Corp. *Textiles, Apparel & Luxury Goods, Japan*	1.7%
Amer Sports OYJ *Leisure Equipment & Products, Finland*	1.7%
Kobayashi Pharmaceutical Co. Ltd. *Personal Products, Japan*	1.7%
Barco NV *Electronic Equipment, Instruments & Components, Belgium*	1.6%
Simplo Technology Co. Ltd. *Computers & Peripherals, Taiwan*	1.6%
Axis Capital Holdings Ltd. *Insurance, Bermuda*	1.5%
VTech Holdings Ltd. *Communications Equipment, Hong Kong*	1.5%

In contrast, the Fund had some underperformers during the reporting period, and Ju Teng International Holdings was among the largest detractors. Established in 2000, the Hong Kong-based company is a leading manufacturer of notebook PC plastic casings with about 30% market share. Customers include Compal Electronics, Quanta Computer, Asustek, Wistron and Apple. Although the company's performance during the period was disappointing, we believe Ju Teng has a strong competitive position in advanced casings, and from its increasing emphasis on notebook aesthetics as its customer mix shifts from enterprise to consumer.

Downer EDI, which provides engineering and infrastructure management services to Australia's public and private rail, road, power, telecommunications and mining sectors, also hurt Fund results. The company's shares declined in value during the period largely due to concerns regarding future levels of mining capital expenditures in Australia following recent tax changes as well as negative reactions to some reported difficulties with the Waratah project. Despite these obstacles, we believe the company remains poised to benefit from favorable industry trends that may enable it to generate attractive growth over the longer term.

Vestas Wind Systems, the world's largest wind turbine manufacturer, also weighed on Fund performance. The Denmark-based company's share price fell during the reporting period because of a profit warning caused by oversupply in the industry, which pressured wind turbine prices. Austerity measures in many European countries had a negative impact on turbine installation growth in key markets such as Spain and Portugal for the short term. For the longer term, however, the commitment of industrialized nations to long-term renewable energy targets could ensure strong growth in the wind-energy sector in our view.

24 | Annual Report

Thank you for your continued participation in Foreign Smaller Companies Series. We look forward to serving your future investment needs.

Harlan B. Hodes, CPA

Cindy L. Sweeting, CFA Portfolio Management Team Foreign Smaller Companies Series

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report | 25

Performance Summary as of 12/31/10

Foreign Smaller Company Series

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses on the sale of Fund shares.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, call a Franklin Templeton Institutional Services representative at (800) 321-8563.

The investment manager and/or administrator have contractually agreed to waive or assume certain expenses so that common expenses (excluding acquired fund fees and expenses) do not exceed 0.95% (other than certain nonroutine expenses) until 4/30/11.

26 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $1,000,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Endnotes

The Fund invests in foreign securities, which can involve exposure to currency volatility and political, economic and regulatory uncertainty. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. The Fund’s investments in smaller company stocks carry special risks as such stocks have historically exhibited greater price volatility than large company stocks, particularly over the short term. Additionally, smaller companies often have relatively small revenues, limited product lines and small market share. The manager applies various techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. If the manager and/or administrator had not waived fees, the Fund’s total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. These figures represent the value of a hypothetical $1,000,000 investment in the Fund over the periods indicated.

5. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

6. Source: © 2011 Morningstar. The MSCI AC World Index ex USA Small Cap Index is a free float-adjusted, market capitalization-weighted index designed to measure performance of small cap equity securities of global developed and emerging markets, excluding the U.S. The S&P Global ex-U.S. less than $2 Billion Index is a free float-adjusted, market capitalization-weighted index designed to measure performance of global developed and emerging market securities excluding the U.S. with market capitalizations less than $2 billion.

Annual Report | 27

Your Fund’s Expenses

Foreign Smaller Companies Series

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases, if applicable; and

  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

28 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, of 0.95%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Annual Report | 29

Global Equity Series

Your Fund's Goal and Main Investments: Global Equity Series seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies located anywhere in the world, including emerging markets.

This annual report for Global Equity Series (Fund) covers the fiscal year ended December 31, 2010.

Performance Overview

For the 12 months under review, the Fund delivered a +7.32% cumulative total return. For the same period, the Fund underperformed the +13.21% total return of its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World Index, which tracks equity market performance in global developed and emerging markets.[1] Please note index performance information is provided for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research. You can find the Fund performance data in the Performance Summary on page 36.

Geographic Breakdown
Global Equity Series
Based on Total Net Assets as of 12/31/10

North America
37.6%
Asia
29.4%
Europe
24.0%
Latin America & Caribbean
2.0%
Australia & New Zealand
1.2%
Middle East & Africa
1.1%
Short-Term Investments & Other Net Assets
4.7%

Investment Strategy

Manager's Discussion

During the year under review, all regional positions and nearly all sector positions in the Fund delivered absolute gains; however, our underweighting of a cyclical sector such as materials limited relative performance in a period when economically sensitive stocks benefited most from the global recovery. Further disadvantaging Templeton's bottom-up, fundamental style of investing

1. Source: © 2011 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 58.

30 | Annual Report

was the market's economic sensitivity, which resulted in high correlation between stocks and other asset classes and failed to recognize or reward value-based strategies. Yet, with the market focused elsewhere, we continued to find fundamentally strong, attractively positioned stocks trading at what we considered low valuations, and we remain confident in the long-term value prospects of our selective holdings.

One notable source of value was our selection of U.S. media stocks, where in recent years share prices reflected the market's fear that traditional content and service providers would be unable to compete in an increasingly web-based industry. Yet, far from being competitively disadvantaged by the Internet's growing ubiquity, the cable providers that we acquired at depressed levels gained market share in broadband, thereby increasingly controlling Internet access and benefiting from its growth. Cable providers also benefited from an improving advertising market and profitable inroads into telephony during the year, and U.S. holdings like Time Warner Cable and Comcast in the consumer discretionary sector were among the Fund's top performers for the reporting period.[2] Auto components holdings also supported the Fund's results, led by Hyundai Mobis, South Korea's largest auto-parts manufacturer, which delivered record earnings during the year as sales of Hyundai and Kia automobiles increased, particularly in high-growth emerging market regions. In addition, fast-food chain Burger King Holdings was another key consumer discretionary contributor as its shares soared after the company was acquired by a New York-based investment firm.

Another notable sector during the year was the Fund's financials position, which benefited from stock selection and underweighting during a period when banks were pressured by sovereign debt exposures, capital adequacy concerns and an increasingly onerous regulatory environment.[3] Emerging market financials stocks, however, generally were unaffected by such concerns, and instead benefited from strong regional economic growth, abundant liquidity and increasing loan demand. The Fund's position in ICICI Bank, India's largest non-state lender, was a significant contributor, as the stock rallied largely because earnings exceeded analyst expectations following a rebound in loan growth during the year. Elsewhere in the broader Asian region, Hong Kong property investment firm Cheung Kong Holdings benefited from the ongoing recovery in real estate prices in Hong Kong and mainland China.

Portfolio Breakdown

Global Equity Series

Based on Total Net Assets as of 12/31/10

Software
8.1%
Insurance
7.4%
Pharmaceuticals
7.0%
Oil, Gas & Consumable Fuels
6.8%
Commercial Banks
6.6%
Diversified Telecommunication Services
4.0%
Media
3.1%
Semiconductors & Semiconductor Equipment
3.1%
Wireless Telecommunication Services
2.9%
Health Care Equipment & Supplies
2.8%
Industrial Conglomerates
2.7%
Food & Staples Retailing
2.5%
Aerospace & Defense
2.2%
Automobiles
2.1%
Biotechnology
2.1%
Other
31.9%
Short-Term Investments & Other Net Assets
4.7%

2. The consumer discretionary sector comprises auto components, automobiles, media, multiline retail and specialty retail in the SOI.

3. The financials sector comprises capital markets, commercial banks, diversified financial services, insurance, real estate management and development, and thrifts and mortgage finance in the SOI.

Annual Report | 31

Top 10 Equity Holdings
Global Equity Series
12/31/10

Company *Sector/Industry, Country*	% of Total Net Assets
AIA Group Ltd., ord. & 144A *Insurance, Hong Kong*	1.8%
Hutchison Whampoa Ltd. *Industrial Conglomerates, Hong Kong*	1.6%
SAP AG *Software, Germany*	1.6%
Taiwan Semiconductor Manufacturing Co. Ltd. *Semiconductors & Semiconductor Equipment, Taiwan*	1.6%
Symantec Corp. *Software, U.S.*	1.6%
Medtronic Inc. *Health Care Equipment & Supplies, U.S.*	1.6%
DBS Group Holdings Ltd. *Commercial Banks, Singapore*	1.6%
CVS Caremark Corp. *Food & Staples Retailing, U.S.*	1.5%
Quest Diagnostics Inc. *Health Care Providers & Services, U.S.*	1.5%
Amgen Inc. *Biotechnology, U.S.*	1.4%

The Fund's underweighted positions in the traditionally defensive consumer staples and utilities sectors, where we found only limited values, also contributed to relative performance as the market favored more cyclical exposures.[4] The Fund's position in beverage manufacturer and bottler Dr. Pepper Snapple Group was among the year's top contributors. The company benefited from operational and earnings improvements throughout the year in addition to a potentially lucrative licensing agreement with Coca-Cola.

The Fund's industrials holdings overall hindered relative performance, but certain holdings delivered mixed returns.[5] Strong gains from Hong Kong-based industrial conglomerate Hutchison Whampoa and power equipment manufacturer Shanghai Electric Group, were partially offset by losses among developed market holdings, notably French engineering company Alstom and British defense contractor BAE Systems.

From a geographic perspective, the Fund's Asian allocation as a whole, made up of overweighted exposures to various emerging markets and an underweighting in Japan, was the top regional contributor to relative performance for the year. In contrast, the Fund's overweighted allocation to the broader European region was a major detractor during a year when sovereign debt concerns and severe austerity measures darkened the outlook for regional growth and stability. Nonetheless, we remain favorable toward our selective holdings in Europe. While we recognize the challenges currently facing the region, we would note that aggregate leverage in the eurozone is not particularly high, current accounts are balanced, and eurozone members strongly intend to support the provision of rollover liquidity to eurozone sovereign borrowers and defend the integrity of the common currency. Meanwhile, the region's equity markets remained the world's cheapest based on current and forward earnings, and the larger companies we found attractive, due to their balance sheet strength, brand equity and cash generating capabilities, featured highly diversified global revenue streams. In fact, the average European company derived about two-thirds of its revenue from foreign markets, compared to just over one-third for the average U.S. firm. Consequently, our high exposure to large-cap European stocks also increased exposure to faster-growing international regions, including emerging markets, at what we considered discounted valuations, while still maintaining the stability and fundamental strengths associated with developed market multinationals.

4. The consumer staples sector comprises food and staples retailing, food products, and household products in the SOI. The utilities sector comprises electric utilities and multi-utilities in the SOI.

5. The industrials sector comprises aerospace and defense, air freight and logistics, airlines, commercial services and supplies, electrical equipment, industrial conglomerates, machinery, professional services, and trading companies and distributors in the SOI.

32 | Annual Report

Select stocks in the global health care sector also offered improving fundamentals in their business mix and cost structure and substantial regional growth opportunities in spite of the lowest valuations in more than a decade and severely depressed expectations.6 However, our overweighted position in pharmaceuticals was one of the largest detractors from relative performance during a year when European governments undertaking fiscal austerity measures considered reducing pharmaceuticals industry reimbursements and U.S. politicians debated sweeping health care reforms. French pharmaceuticals manufacturer Sanofi-Aventis was a major detractor despite delivering strong earnings and an upbeat outlook as investors focused instead on impending patent expirations and the company’s hostile bid for biotechnology firm Genzyme. Although Sanofi’s track record has left much to be desired over the last decade, a new management team seems to us to be pursuing a sensible strategy of cost-cutting, merger and acquisition, and pipeline rationalization, and we believe the company is attractively positioned in emerging markets and higher-growth industry segments such as vaccines, diabetes and animal health. In our view, recent valuations ignored these investment positives and reflected the market’s negative bias, and we remain holders of the stock. The stock of German specialty pharmaceuticals manufacturer Merck Kgaa also detracted from relative performance and fell in value after European regulators rejected a promising multiple sclerosis drug, while the share price of U.S.-based Medtronic, the world’s largest maker of heart devices, declined after a lower sales forecast. Despite such pressures, we still favorably view select opportunities in the broader health care sector, which we consider among the world’s cheapest equity sectors despite strong cash flow generation, strengthening corporate fundamentals, significant restructuring potential and global demographic advantages.

We found fewer values in the materials sector and our consequently low exposure to metals and mining stocks was another relative detractor during a period when near-term demand increases and longer-term inflation concerns boosted commodity prices.7 Although economic momentum supported commodities’ stocks in the near term, we believe recent sector valuations leave little room for outperformance over Templeton’s long-term investment horizon, and we maintained our underweighted position at period-end. However, we did increase portfolio exposure to the commodity price-sensitive energy sector during the period as our analysis began to uncover increasing value

6. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, and pharmaceuticals in the SOI.

7. The materials sector comprises chemicals, containers and packaging, and metals and mining in the SOI.

Annual Report | 33

opportunities amid the sector-wide sell-off that followed the Deepwater Horizon tragedy in the Gulf of Mexico.8 Unfortunately, stock-specific pressures negatively affected our energy allocation, which weighed on relative Fund performance. French oil producer Total was one of the Fund’s largest detractors, with its shares declining as earnings growth lagged behind its peers and industrial action resulted in the temporary closure of French refineries. We believe, however, the stock remains attractively valued and Total continues to expand production through promising emerging market investments, and we remain positive on this holding’s longer-term prospects. The Fund’s position in BP weighed on absolute returns. We conducted an exhaustive review of our investment in light of the Gulf of Mexico spill and its possible legal, regulatory, and financial implications for the company. While we recognized that the final cost of the disaster to BP could exceed the $20 billion escrowed for spill victims, the stock was nonetheless trading at levels during the year that valued the entire company at less than half the $195 billion known value of just its reserves. We concluded that significant investment value remained and we continued to hold our position, which recovered substantially toward the end of the year once BP confirmed it had permanently sealed off the leaking Macondo well.

In general, we continue to find attractive the combination of long-term potential and near-term pessimism in sectors and regions around the world, though most notably in larger cap, globally diversified businesses in the health care, telecommunications, information technology and consumer discretionary sectors. In our view, select opportunities have begun to emerge elsewhere as well, notably among well-positioned and cash-generative companies in the financials, industrials and energy sectors. Although the market’s current focus on economic trends created a difficult performance environment for bottom-up, value-oriented equity investors in the near term, we think it revealed attractive long-term opportunities at the security level. A market that ignores fundamentals also can misprice them, allowing investors to purchase critical variables like balance sheet strength, cash flow generation, revenue diversification and earnings growth at considerable discounts. At

8. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.

34 | Annual Report

Templeton, we seek to take advantage of this market condition by buying stakes in high-quality companies at prices we believe significantly understate the long-term intrinsic worth of their underlying businesses.

Thank you for your continued participation in Global Equity Series. We look forward to serving your future investment needs.

Neil Devlin, CFA Portfolio Manager Global Equity Series

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report | 35

Performance Summary as of 12/31/10

Global Equity Series

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses on the sale of Fund shares.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, visit ftinstitutional.com or call a Franklin Templeton Institutional Services representative at (800) 321-8563.

The investment manager and/or administrator have contractually agreed to waive or assume certain expenses so that common expenses (excluding acquired fund fees and expenses) do not exceed 0.81% (other than certain nonroutine expenses) until 4/30/11.

36 | Annual Report

Your Fund’s Expenses

Global Equity Series

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and

  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

38 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, of 0.81%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Annual Report | 39

Templeton Institutional Funds

Financial Highlights

Emerging Markets Series

	Year Ended December 31, 2010	2009	2008	2007	2006
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$14.41	$ 8.40	$21.23	$20.86	$18.93
Income from investment operations[a]:					
Net investment income[b]	0.15	0.20	0.28	0.50	0.44
Net realized and unrealized gains (losses)	2.37	6.10	(11.43)	5.31	4.96
Total from investment operations	2.52	6.30	(11.15)	5.81	5.40
Less distributions from:					
Net investment income	(0.23)	(0.29)	(0.50)	(0.79)	(0.54)
Net realized gains	—	—[c]	(1.18)	(4.65)	(2.93)
Total distributions	(0.23)	(0.29)	(1.68)	(5.44)	(3.47)
Redemption fees[d]	—	—	—[c]	—[c]	—[c]
Net asset value, end of year	$16.70	$14.41	$ 8.40	$21.23	$20.86
Total return	17.55%	75.16%	(54.10)%	30.10%	29.07%
Ratios to average net assets					
Expenses	1.37%	1.45%[e]	1.40%[e]	1.41%[e]	1.42%[e]
Net investment income	1.05%	1.80%	1.79%	2.18%	2.09%
Supplemental data					
Net assets, end of year (000's)	$1,487,401	$1,748,722	$1,120,378	$3,184,512	$3,209,602
Portfolio turnover rate	23.97%	49.46%	77.61%	87.26%	40.84%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Amount rounds to less than $0.01 per share.

[d]Effective September 1, 2008, the redemption fee was eliminated.

[e]Benefit of expense reduction rounds to less than 0.01%.

Templeton Institutional Funds

Statement of Investments, December 31, 2010

Emerging Markets Series	Industry	Shares	Value
Common Stocks 88.9%			
Brazil 14.0%			
Companhia de Bebidas das Americas (AmBev)	Beverages	2,702,540	$ 70,675,928
Itau Unibanco Holding SA, ADR	Commercial Banks	2,960,794	71,088,664
Natura Cosmeticos SA	Personal Products	1,600,627	45,996,747
Souza Cruz SA	Tobacco	383,519	20,888,965
			208,650,304
China 12.0%			
Ajisen China Holdings Ltd.	Hotels, Restaurants & Leisure	998,194	1,682,386
[a]Aluminum Corp. of China Ltd., H	Metals & Mining	14,934,000	13,622,652
Anta Sports Products Ltd.	Textiles, Apparel & Luxury Goods	3,603,000	5,775,925
[a,b]Changsha Zoomlion Heavy Industry Science and Technology Development Co. Ltd., H, 144A	Machinery	913,400	2,063,597
China Coal Energy Co., H	Oil, Gas & Consumable Fuels	12,924,000	20,186,216
China Dongxiang Group Co.	Textiles, Apparel & Luxury Goods	10,950,000	4,789,965
China Shipping Development Co. Ltd., H	Marine	950,000	1,266,259
CNOOC Ltd.	Oil, Gas & Consumable Fuels	14,622,000	34,878,338
Golden Eagle Retail Group Ltd.	Multiline Retail	2,386,000	5,863,313
Great Wall Motor Co. Ltd., H	Automobiles	1,413,000	4,417,613
Guangzhou Automobile Group Co. Ltd., H	Automobiles	25,108,141	34,758,906
Inner Mongolia Yitai Coal Co. Ltd., B	Oil, Gas & Consumable Fuels	1,827,848	13,041,695
PetroChina Co. Ltd., H	Oil, Gas & Consumable Fuels	19,916,000	25,931,157
Yantai Changyu Pioneer Wine Co. Ltd., B	Beverages	955,500	10,169,052
			178,447,074
Hong Kong 2.5%			
Dairy Farm International Holdings Ltd.	Food & Staples Retailing	2,118,519	19,681,042
Daphne International Holdings Ltd.	Textiles, Apparel & Luxury Goods	1,758,000	1,646,605
VTech Holdings Ltd.	Communications Equipment	1,327,500	15,661,853
			36,989,500
India 16.3%			
[a]Coal India Ltd.	Oil, Gas & Consumable Fuels	156,500	1,100,794
[a,b]Coal India Ltd., 144A	Oil, Gas & Consumable Fuels	64,226	451,755
Grasim Industries Ltd.	Chemicals	84,549	4,426,330
Hindalco Industries Ltd.	Metals & Mining	5,125,471	28,199,404
Infosys Technologies Ltd.	IT Services	360,283	27,759,015
National Aluminium Co. Ltd.	Metals & Mining	1,023,284	8,967,824
Oil & Natural Gas Corp. Ltd.	Oil, Gas & Consumable Fuels	1,125,688	32,562,815
Sesa Goa Ltd.	Metals & Mining	2,534,891	18,618,020
Steel Authority of India Ltd.	Metals & Mining	2,907,000	11,865,306
Tata Chemicals Ltd.	Chemicals	2,240,324	19,733,891
Tata Consultancy Services Ltd.	IT Services	3,416,552	89,023,291
			242,708,445
Indonesia 5.2%			
PT Astra International Tbk	Automobiles	7,827,500	47,390,691
PT Bank Central Asia Tbk	Commercial Banks	31,868,772	22,637,085
PT Bank Rakyat Indonesia (Persero) Tbk	Commercial Banks	6,220,000	7,248,613
			77,276,389

Annual Report | 41

Templeton Institutional Funds

Statement of Investments, December 31, 2010 *(continued)*

Emerging Markets Series	Industry	Shares	Value
Common Stocks (continued)			
Mexico 2.8%			
America Movil SAB de CV, L, ADR	Wireless Telecommunication Services	564,078	$ 32,344,232
Kimberly Clark de Mexico SAB de CV, A	Household Products	1,419,626	8,668,462
			41,012,694
Nigeria 0.1%			
Nigerian Breweries PLC	Beverages	1,807,264	909,577
Pakistan 1.9%			
MCB Bank Ltd.	Commercial Banks	4,574,099	12,179,806
Oil & Gas Development Co. Ltd.	Oil, Gas & Consumable Fuels	8,039,600	15,971,318
			28,151,124
Russia 12.7%			
Gazprom, ADR	Oil, Gas & Consumable Fuels	373,700	9,506,928
Gazprom, ADR (London Stock Exchange)	Oil, Gas & Consumable Fuels	590,600	14,900,838
[c] LUKOIL Holdings, ADR	Oil, Gas & Consumable Fuels	207,570	11,877,155
[c] LUKOIL Holdings, ADR (London Stock Exchange)	Oil, Gas & Consumable Fuels	233,600	13,221,760
Mining and Metallurgical Co. Norilsk Nickel, ADR	Metals & Mining	2,265,800	54,469,832
Sberbank RF	Commercial Banks	12,734,040	43,384,874
TNK-BP	Oil, Gas & Consumable Fuels	12,307,073	32,992,471
[d] Uralkali, GDR, Reg S	Chemicals	246,750	9,065,595
			189,419,453
Singapore 0.7%			
Keppel Corp. Ltd.	Industrial Conglomerates	1,111,166	9,803,896
South Africa 0.8%			
Remgro Ltd.	Diversified Financial Services	709,451	12,105,520
South Korea 1.9%			
SK Energy Co. Ltd.	Oil, Gas & Consumable Fuels	163,369	28,266,297
Sweden 1.2%			
Oriflame Cosmetics SA, SDR	Personal Products	342,293	18,049,771
Taiwan 2.1%			
President Chain Store Corp.	Food & Staples Retailing	6,274,571	28,931,429
Uni-President China Holdings Ltd.	Food Products	4,283,000	2,292,349
			31,223,778
Thailand 4.3%			
Kasikornbank Public Co. Ltd., fgn.	Commercial Banks	5,511,648	23,923,834
PTT Exploration and Production Public Co. Ltd., fgn.	Oil, Gas & Consumable Fuels	3,579,500	20,001,862
PTT Public Co. Ltd., fgn.	Oil, Gas & Consumable Fuels	1,824,700	19,421,387
			63,347,083
Turkey 4.2%			
Akbank TAS	Commercial Banks	5,423,209	30,177,789
Tupras-Turkiye Petrol Rafinerileri AS	Oil, Gas & Consumable Fuels	1,324,002	33,145,131
			63,322,920

42 | Annual Report

Templeton Institutional Funds

Statement of Investments, December 31, 2010 *(continued)*

Emerging Markets Series	Industry	Shares	Value
Common Stocks (continued)			
United Arab Emirates 1.0%			
[a]Emaar Properties PJSC	Real Estate Management & Development	15,207,451	$ 14,698,190
United Kingdom 5.2%			
Anglo American PLC	Metals & Mining	841,684	43,613,205
Antofagasta PLC	Metals & Mining	1,321,269	33,291,253
			76,904,458
Vietnam 0.0%†			
Petrovietnam Fertilizer and Chemical JSC	Chemicals	337,010	656,822
Total Common Stocks (Cost $721,025,983)			1,321,943,295
Preferred Stocks 10.7%			
Brazil 9.7%			
Banco Bradesco SA, ADR, pfd.	Commercial Banks	1,219,574	24,745,156
Itausa - Investimentos Itau SA, pfd.	Commercial Banks	2,360,825	18,777,916
Petroleo Brasileiro SA, ADR, pfd.	Oil, Gas & Consumable Fuels	258,440	8,830,895
Vale SA, ADR, pfd., A	Metals & Mining	3,048,822	92,135,401
			144,489,368
Chile 1.0%			
Embotelladora Andina SA, pfd., A	Beverages	3,689,618	15,136,894
Total Preferred Stocks (Cost $58,035,516)			159,626,262
Total Investments before Short Term Investments (Cost $779,061,499)			1,481,569,557
Short Term Investments (Cost $228,894,314) 15.4%			
Money Market Funds 15.4%			
United States 15.4%			
[a,e]Institutional Fiduciary Trust Money Market Portfolio		228,894,314	228,894,314
Total Investments (Cost $1,007,955,813) 115.0%			1,710,463,871
Other Assets, less Liabilities (15.0)%			(223,062,651)
Net Assets 100.0%			$1,487,401,220

See Abbreviations on page 81.

†Rounds to less than 0.1% of net assets.

[a]Non-income producing.

[b]Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At December 31, 2010, the aggregate value of these securities was $2,515,352, representing 0.17% of net assets.

[c]At December 31, 2010, pursuant to the Fund's policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.

[d]Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust's Board of Trustees. At December 31, 2010, the value of this security was $9,065,595, representing 0.61% of net assets.

[e]See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

Templeton Institutional Funds

Financial Highlights

Foreign Equity Series

Primary Shares	Year Ended December 31, 2010	2009	2008	2007	2006
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$19.30	$14.82	$28.60	$26.67	$22.31
Income from investment operations[a]:					
Net investment income[b]	0.40	0.39	0.66	0.72	0.55
Net realized and unrealized gains (losses)	0.89	4.59	(12.49)	4.08	5.86
Total from investment operations	1.29	4.98	(11.83)	4.80	6.41
Less distributions from:					
Net investment income	(0.53)	(0.50)	(0.39)	(1.16)	(0.74)
Net realized gains	—	—	(1.54)	(1.71)	(1.31)
Tax return of capital	—	—	(0.02)	—	—
Total distributions	(0.53)	(0.50)	(1.95)	(2.87)	(2.05)
Redemption fees[c]	—	—	—[d]	—[d]	—[d]
Net asset value, end of year	$20.06	$19.30	$14.82	$28.60	$26.67
Total return	6.70%	33.63%	(42.15)%	18.45%	29.04%
Ratios to average net assets					
Expenses[e]	0.80%	0.80%	0.80%	0.78%	0.80%
Net investment income	2.11%	2.34%	2.88%	2.46%	2.25%
Supplemental data					
Net assets, end of year (000's)	$6,399,090	$5,895,667	$4,687,747	$9,081,511	$7,311,236
Portfolio turnover rate	13.63%	10.33%	6.66%[f]	16.74%	7.59%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Benefit of expense reduction rounds to less than 0.01%.

[f]Excludes the value of portfolio securities delivered as a result of redemption in-kind.

Templeton Institutional Funds

Financial Highlights *(continued)*

Foreign Equity Series

	Year Ended December 31,				
Service Shares	2010	2009	2008	2007	2006[a]
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$19.28	$14.81	$28.58	$26.67	$25.15
Income from investment operations[b]:					
Net investment income[c]	0.37	0.33	0.65	0.36	0.05
Net realized and unrealized gains (losses)	0.89	4.62	(12.55)	4.42	3.31
Total from investment operations	1.26	4.95	(11.90)	4.78	3.36
Less distributions from:					
Net investment income	(0.51)	(0.48)	(0.31)	(1.16)	(0.66)
Net realized gains	—	—	(1.54)	(1.71)	(1.18)
Tax return of capital	—	—	(0.02)	—	—
Total distributions	(0.51)	(0.48)	(1.87)	(2.87)	(1.84)
Redemption fees[d]	—	—	—[e]	—[e]	—[e]
Net asset value, end of year	$20.03	$19.28	$14.81	$28.58	$26.67
Total return[f]	6.59%	33.46%	(42.41)%	18.37%	13.31%
Ratios to average net assets[g]					
Expenses[h]	0.93%	0.94%	0.95%	0.92%	0.80%
Net investment income	1.98%	2.20%	2.73%	2.32%	2.25%
Supplemental data					
Net assets, end of year (000's)	$69,169	$64,869	$30,349	$173,247	$11
Portfolio turnover rate	13.63%	10.33%	6.66%[i]	16.74%	7.59%

[a]For the period September 18, 2006 (effective date) to December 31, 2006.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Effective September 1, 2008, the redemption fee was eliminated.
[e]Amount rounds to less than $0.01 per share.
[f]Total return is not annualized for periods less than one year.
[g]Ratios are annualized for periods less than one year.
[h]Benefit of expense reduction rounds to less than 0.01%.
[i]Excludes the value of portfolio securities delivered as a result of redemption in-kind.

Templeton Institutional Funds

Statement of Investments, December 31, 2010

Foreign Equity Series	Industry	Shares	Value
Common Stocks 93.3%			
Austria 0.6%			
Telekom Austria AG	Diversified Telecommunication Services	2,953,740	$ 41,568,368
Brazil 0.9%			
Embraer SA, ADR	Aerospace & Defense	2,059,260	60,542,244
Canada 2.3%			
Husky Energy Inc.	Oil, Gas & Consumable Fuels	1,330,180	35,415,442
Talisman Energy Inc.	Oil, Gas & Consumable Fuels	5,244,300	116,329,639
			151,745,081
China 3.6%			
China Mobile Ltd.	Wireless Telecommunication Services	7,133,000	70,848,196
China Telecom Corp. Ltd., H	Diversified Telecommunication Services	148,996,000	77,445,332
Shanghai Electric Group Co. Ltd.	Electrical Equipment	128,795,063	85,007,227
			233,300,755
Denmark 0.6%			
[a]Vestas Wind Systems AS	Electrical Equipment	1,153,283	36,447,568
France 8.5%			
Alstom SA	Electrical Equipment	877,200	42,022,116
AXA SA	Insurance	3,258,253	54,266,165
Compagnie Generale des Etablissements Michelin, B	Auto Components	1,087,547	78,126,307
France Telecom SA	Diversified Telecommunication Services	4,369,155	91,150,238
GDF Suez	Multi-Utilities	1,115,667	40,073,184
Sanofi-Aventis	Pharmaceuticals	1,641,178	105,054,003
Sanofi-Aventis, ADR	Pharmaceuticals	7,073	227,963
Total SA, B	Oil, Gas & Consumable Fuels	1,674,093	88,796,888
Vivendi SA	Media	1,828,239	49,403,682
			549,120,546
Germany 10.5%			
Bayerische Motoren Werke AG	Automobiles	441,632	34,685,471
Celesio AG	Health Care Providers & Services	2,494,475	61,634,095
Deutsche Post AG	Air Freight & Logistics	4,062,600	68,695,156
E.ON AG	Electric Utilities	2,609,080	79,805,639
E.ON AG, ADR	Electric Utilities	4,820	146,576
[a]Infineon Technologies AG	Semiconductors & Semiconductor Equipment	10,345,734	96,990,763
Merck KGaA	Pharmaceuticals	707,399	57,025,427
Muenchener Rueckversicherungs-Gesellschaft AG	Insurance	374,383	56,789,213
SAP AG	Software	1,610,321	81,698,300
Siemens AG	Industrial Conglomerates	1,109,850	138,329,675
			675,800,315
Hong Kong 3.2%			
[a]AIA Group Ltd.	Insurance	13,635,800	38,332,870
[a,b]AIA Group Ltd., 144A	Insurance	7,137,200	20,064,049
Cheung Kong (Holdings) Ltd.	Real Estate Management & Development	2,710,500	41,777,793
Cheung Kong (Holdings) Ltd., ADR	Real Estate Management & Development	32,635	502,579
Hutchison Whampoa Ltd.	Industrial Conglomerates	4,205,350	43,392,611
Hutchison Whampoa Ltd., ADR	Industrial Conglomerates	4,895	251,652
Swire Pacific Ltd., A	Real Estate Management & Development	3,928,900	64,601,276
			208,922,830

46 | Annual Report

Templeton Institutional Funds

Statement of Investments, December 31, 2010 *(continued)*

Foreign Equity Series	Industry	Shares	Value
Common Stocks (continued)			
India 3.4%			
Housing Development Finance Corp. Ltd.	Thrifts & Mortgage Finance	7,511,880	$ 122,298,531
ICICI Bank Ltd.	Commercial Banks	3,897,018	99,764,532
			222,063,063
Ireland 0.7%			
CRH PLC	Construction Materials	2,191,370	45,731,483
Italy 2.2%			
Eni SpA	Oil, Gas & Consumable Fuels	2,887,372	63,114,590
Intesa Sanpaolo SpA	Commercial Banks	14,053,207	38,163,347
UniCredit SpA	Commercial Banks	20,786,722	43,045,915
			144,323,852
Japan 3.6%			
FUJIFILM Holdings Corp.	Electronic Equipment, Instruments & Components	1,126,500	40,744,121
Itochu Corp.	Trading Companies & Distributors	5,569,900	56,402,313
Mitsubishi UFJ Financial Group Inc.	Commercial Banks	9,606,900	51,954,778
Nintendo Co. Ltd.	Software	182,600	53,604,657
Toyota Motor Corp.	Automobiles	831,100	32,967,564
			235,673,433
Netherlands 7.4%			
Akzo Nobel NV	Chemicals	874,840	54,402,197
[a]ING Groep NV	Diversified Financial Services	8,568,636	83,448,407
[a]ING Groep NV, ADR	Diversified Financial Services	25,025	244,995
Koninklijke Philips Electronics NV	Industrial Conglomerates	3,142,560	96,354,758
Koninklijke Philips Electronics NV, N.Y. shs.	Industrial Conglomerates	12,405	380,834
[a]Randstad Holding NV	Professional Services	1,029,105	54,379,068
Royal Dutch Shell PLC, A, ADR	Oil, Gas & Consumable Fuels	6,990	466,792
SBM Offshore NV	Energy Equipment & Services	2,832,896	63,534,434
Unilever NV	Food Products	4,018,833	125,265,321
Unilever NV, N.Y. shs.	Food Products	19,310	606,334
			479,083,140
Norway 3.2%			
Statoil ASA	Oil, Gas & Consumable Fuels	4,046,420	96,320,168
Telenor ASA	Diversified Telecommunication Services	6,597,378	107,414,460
			203,734,628
Portugal 1.2%			
Portugal Telecom SGPS SA	Diversified Telecommunication Services	6,822,187	76,479,073
Singapore 3.1%			
DBS Group Holdings Ltd.	Commercial Banks	10,998,277	122,755,516
DBS Group Holdings Ltd., ADR	Commercial Banks	7,805	350,757
Singapore Telecommunications Ltd.	Diversified Telecommunication Services	31,212,000	74,198,441
			197,304,714
South Korea 4.8%			
KB Financial Group Inc.	Commercial Banks	1,035,605	55,416,990
KB Financial Group Inc., ADR	Commercial Banks	247,153	13,071,922
LG Electronics Inc.	Household Durables	942,089	99,145,153

Annual Report | 47

Templeton Institutional Funds

Statement of Investments, December 31, 2010 *(continued)*

Foreign Equity Series	Industry	Shares	Value
Common Stocks (continued)			
South Korea (continued)			
Samsung Electronics Co. Ltd.	Semiconductors & Semiconductor Equipment	165,951	$ 140,457,078
			308,091,143
Spain 5.3%			
Banco Santander SA	Commercial Banks	5,386,134	57,123,627
Iberdrola SA	Electric Utilities	10,314,017	79,584,423
Repsol YPF SA	Oil, Gas & Consumable Fuels	2,667,528	74,402,927
Telefonica SA	Diversified Telecommunication Services	5,777,412	131,117,958
Telefonica SA, ADR	Diversified Telecommunication Services	9,232	631,653
			342,860,588
Sweden 1.2%			
Telefonaktiebolaget LM Ericsson, B	Communications Equipment	6,457,410	75,172,286
Switzerland 7.9%			
Adecco SA	Professional Services	1,345,591	88,241,380
Nestle SA	Food Products	1,685,636	98,810,033
Nestle SA, ADR	Food Products	5,775	339,685
Novartis AG	Pharmaceuticals	2,429,734	142,948,483
Roche Holding AG	Pharmaceuticals	360,770	52,918,084
Swiss Reinsurance Co.	Insurance	1,592,870	85,783,042
Swiss Reinsurance Co., ADR	Insurance	3,295	177,007
[a]UBS AG (CHF Traded)	Capital Markets	2,488,114	40,979,238
			510,196,952
Taiwan 3.3%			
Chinatrust Financial Holding Co. Ltd.	Commercial Banks	96,225,329	70,593,830
[b]Compal Electronics Inc., GDR, 144A	Computers & Peripherals	4,684,267	31,033,068
[c]Compal Electronics Inc., GDR, Reg S	Computers & Peripherals	1,165,867	7,732,030
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	42,535,242	103,531,100
			212,890,028
United Kingdom 14.7%			
Aviva PLC	Insurance	8,799,089	54,115,378
BAE Systems PLC	Aerospace & Defense	14,538,391	74,918,881
BP PLC	Oil, Gas & Consumable Fuels	9,777,787	71,095,064
BP PLC, ADR	Oil, Gas & Consumable Fuels	11,290	498,679
[a,d]British Airways PLC	Airlines	14,472,260	61,640,388
GlaxoSmithKline PLC	Pharmaceuticals	5,421,389	104,923,725
HSBC Holdings PLC	Commercial Banks	7,310,821	74,965,897
Kingfisher PLC	Specialty Retail	12,660,865	52,167,274
Marks & Spencer Group PLC	Multiline Retail	8,836,120	50,896,704
Pearson PLC	Media	5,016,489	79,203,931
[a]Rolls-Royce Group PLC	Aerospace & Defense	6,883,632	67,121,866
[a,e]Rolls-Royce Group PLC, C	Aerospace & Defense	440,552,448	687,328
Royal Dutch Shell PLC, B	Oil, Gas & Consumable Fuels	13,237	438,332
Royal Dutch Shell PLC, B, ADR	Oil, Gas & Consumable Fuels	1,515,467	101,036,185
Standard Chartered PLC	Commercial Banks	2,228,818	60,000,647
Unilever PLC, ADR	Food Products	3,165	97,735

48 | Annual Report

Templeton Institutional Funds

Statement of Investments, December 31, 2010 *(continued)*

Foreign Equity Series	Industry	Shares	Value
Common Stocks (continued)			
United Kingdom (continued)			
Vodafone Group PLC	Wireless Telecommunication Services	36,819,189	$ 95,298,698
			949,106,712
United States 1.1%			
ACE Ltd.	Insurance	1,151,300	71,668,425
Total Common Stocks (Cost $4,740,458,728)			6,031,827,227
Preferred Stocks 1.8%			
Brazil 1.8%			
Petroleo Brasileiro SA, ADR, pfd.	Oil, Gas & Consumable Fuels	2,398,700	81,963,579
Vale SA, ADR, pfd., A	Metals & Mining	1,203,200	36,360,704
Total Preferred Stocks (Cost $55,791,943)			118,324,283
Total Investments before Short Term Investments (Cost $4,796,250,671)			6,150,151,510
		Principal Amount	
Short Term Investments 5.1%			
Foreign Government and Agency Securities (Cost $24,992,527) 0.4%			
[f] **Supranational 0.4%**			
[g] International Bank for Reconstruction & Development, 3/01/11		$ 25,000,000	24,996,425
U.S. Government and Agency Securities 2.1%			
United States 2.1%			
[g] FHLB, 1/28/11		15,000,000	14,999,580
[g] U.S. Treasury Bills, 1/13/11 - 2/17/11		120,000,000	119,992,075
Total U.S. Government and Agency Securities (Cost $134,981,821)			134,991,655
Total Investments before Money Market Funds (Cost $4,956,225,019)			6,310,139,590
		Shares	
Money Market Funds (Cost $168,437,380) 2.6%			
United States 2.6%			
[a,h] Institutional Fiduciary Trust Money Market Portfolio		168,437,380	168,437,380
Total Investments (Cost $5,124,662,399) 100.2%			6,478,576,970
Other Assets, less Liabilities (0.2)%			(10,317,698)
Net Assets 100.0%			$6,468,259,272

Annual Report | 49

Templeton Institutional Funds

Statement of Investments, December 31, 2010 *(continued)*

Foreign Equity Series

See Abbreviations on page 81.

[a]Non-income producing.

[b]Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At December 31, 2010, the aggregate value of these securities was $51,097,117, representing 0.79% of net assets.

[c]Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust's Board of Trustees. At December 31, 2010, the value of this security was $7,732,030, representing 0.12% of net assets.

[d]A portion of or all of the security is on loan at December 31, 2010.

[e]Security has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2010, the value of this security was $687,328, representing 0.01% of net assets.

[f]A supranational organization is an entity formed by two or more central governments through international treaties.

[g]The security is traded on a discount basis with no stated coupon rate.

[h]See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

Templeton Institutional Funds

Financial Highlights

Foreign Smaller Companies Series

	Year Ended December 31, 2010	2009	2008	2007	2006
Per share operating performance					
(for a share outstanding throughout the year)					
Net asset value, beginning of year	$14.68	$ 8.81	$20.20	$22.42	$18.18
Income from investment operations[a]:					
Net investment income[b]	0.18	0.15	0.42	0.33	0.30
Net realized and unrealized gains (losses)	2.95	5.84	(9.83)	2.81	4.89
Total from investment operations	3.13	5.99	(9.41)	3.14	5.19
Less distributions from:					
Net investment income	(0.13)	(0.12)	(0.48)	(0.39)	(0.33)
Net realized gains	—	—	(1.50)	(4.97)	(0.62)
Total distributions	(0.13)	(0.12)	(1.98)	(5.36)	(0.95)
Redemption fees[c]	—	—	—[d]	—[d]	—[d]
Net asset value, end of year	$17.68	$14.68	$ 8.81	$20.20	$22.42
Total return	21.37%	68.04%	(47.28)%	15.09%	28.78%
Ratios to average net assets					
Expenses before waiver and payments by affiliates	1.05%	1.11%	1.09%	1.07%	1.07%
Expenses net of waiver and payments by affiliates[e]	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income	1.19%	1.32%	2.60%	1.34%	1.45%
Supplemental data					
Net assets, end of year (000's)	$267,488	$124,361	$63,617	$135,730	$170,757
Portfolio turnover rate	20.21%	15.90%	23.01%	20.95%	17.30%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Benefit of expense reduction rounds to less than 0.01%.

Templeton Institutional Funds

Statement of Investments, December 31, 2010

Foreign Smaller Companies Series	Industry	Shares/Units/Rights	Value
Common Stocks and Other Equity Interests 88.5%			
Australia 4.6%			
Billabong International Ltd.	Textiles, Apparel & Luxury Goods	334,248	$ 2,783,371
[a]Billabong International Ltd., 144A	Textiles, Apparel & Luxury Goods	25,718	214,161
Downer EDI Ltd.	Commercial Services & Supplies	525,300	2,463,569
Emeco Holdings Ltd.	Trading Companies & Distributors	1,626,778	1,795,133
[b]Iluka Resources Ltd.	Metals & Mining	312,433	2,917,748
[b]Pacific Brands Ltd.	Distributors	2,021,488	2,024,146
			12,198,128
Austria 0.0%[†]			
[b]Wienerberger AG	Building Products	2,700	51,614
Bahamas 1.7%			
[b]Steiner Leisure Ltd.	Diversified Consumer Services	98,990	4,622,833
Belgium 1.6%			
[b]Barco NV	Electronic Equipment, Instruments & Components	66,520	4,296,299
Bermuda 1.5%			
Axis Capital Holdings Ltd.	Insurance	114,210	4,097,855
Brazil 1.3%			
Companhia de Saneamento de Minas Gerais	Water Utilities	143,500	2,481,667
Lojas Renner SA	Multiline Retail	27,800	944,786
			3,426,453
Canada 7.1%			
[b]ATS Automation Tooling Systems Inc.	Machinery	355,000	2,395,858
Canaccord Financial Inc.	Capital Markets	147,038	2,087,904
Dorel Industries Inc., B	Household Durables	115,400	3,992,479
Genworth MI Canada Inc.	Thrifts & Mortgage Finance	92,200	2,550,941
Mullen Group Ltd.	Energy Equipment & Services	155,300	2,633,497
North West Company Fund (Trust Units)	Food & Staples Retailing	127,950	2,645,737
Toromont Industries Ltd.	Machinery	90,700	2,797,766
			19,104,182
Cayman Islands 0.8%			
Stella International Holdings Ltd.	Textiles, Apparel & Luxury Goods	1,014,062	2,022,253
China 4.3%			
AAC Acoustic Technologies Holdings Inc.	Communications Equipment	1,388,000	3,705,500
Anhui Expressway Co. Ltd.	Transportation Infrastructure	3,758,000	3,297,467
Shenzhen Expressway Co. Ltd., H	Transportation Infrastructure	4,728,000	2,804,256
Sinotrans Ltd., H	Air Freight & Logistics	5,668,658	1,553,457
			11,360,680
Denmark 0.3%			
[b]Vestas Wind Systems AS	Electrical Equipment	26,210	828,323
Finland 3.2%			
Amer Sports OYJ	Leisure Equipment & Products	323,272	4,510,528
Huhtamaki OYJ	Containers & Packaging	282,390	3,909,891
			8,420,419

52 | Annual Report

Templeton Institutional Funds

Statement of Investments, December 31, 2010 *(continued)*

Foreign Smaller Companies Series	Industry	Shares/Units/Rights	Value
Common Stocks and Other Equity Interests (continued)			
Germany 3.2%			
Celesio AG	Health Care Providers & Services	47,160	$ 1,165,241
[b]Jenoptik AG	Electronic Equipment, Instruments & Components	174,790	1,252,602
[b]Kloeckner & Co. SE	Trading Companies & Distributors	42,880	1,206,338
Rational AG	Machinery	11,150	2,408,622
Rhoen-Klinikum AG	Health Care Providers & Services	116,484	2,566,462
			8,599,265
Hong Kong 7.0%			
Dah Sing Financial Group	Commercial Banks	332,213	2,169,162
Hopewell Holdings Ltd.	Real Estate Management & Development	340,500	1,068,923
Ju Teng International Holdings Ltd.	Electronic Equipment, Instruments & Components	5,048,000	2,435,510
Techtronic Industries Co. Ltd.	Household Durables	3,658,500	4,772,877
Texwinca Holdings Ltd.	Textiles, Apparel & Luxury Goods	1,973,000	2,513,052
VTech Holdings Ltd.	Communications Equipment	341,000	4,023,120
Yue Yuen Industrial Holdings Ltd.	Textiles, Apparel & Luxury Goods	488,500	1,753,509
			18,736,153
India 0.5%			
HCL Infosystems Ltd.	IT Services	532,161	1,394,300
Japan 10.2%			
Asahi Co. Ltd.	Specialty Retail	238,200	3,227,841
Asics Corp.	Textiles, Apparel & Luxury Goods	355,000	4,565,692
Descente Ltd.	Textiles, Apparel & Luxury Goods	298,625	1,611,306
en-japan Inc.	Professional Services	1,515	2,125,759
Kobayashi Pharmaceutical Co. Ltd.	Personal Products	96,800	4,495,670
Megane TOP Co. Ltd.	Specialty Retail	240,200	2,491,511
[b]MEITEC Corp.	Professional Services	124,200	2,657,658
Shinko Plantech Co. Ltd.	Energy Equipment & Services	189,000	1,746,227
Sumitomo Rubber Industries Ltd.	Auto Components	194,700	2,033,946
USS Co. Ltd.	Specialty Retail	29,029	2,374,531
			27,330,141
Netherlands 8.7%			
Aalberts Industries NV	Machinery	140,928	2,974,005
Accell Group NV	Leisure Equipment & Products	43,129	2,180,902
Arcadis NV	Construction & Engineering	107,800	2,511,408
[b]Draka Holding NV	Electrical Equipment	79,855	2,040,377
Imtech NV	Construction & Engineering	97,210	3,691,912
Mediq NV	Health Care Providers & Services	214,780	4,022,507
[b]Randstad Holding NV	Professional Services	18,713	988,816
SBM Offshore NV	Energy Equipment & Services	47,359	1,062,138
TKH Group NV	Communications Equipment	31,878	836,264
[b]USG People NV	Professional Services	146,372	2,976,299
			23,284,628

Annual Report | 53

Templeton Institutional Funds

Statement of Investments, December 31, 2010 *(continued)*

Foreign Smaller Companies Series	Industry	Shares/Units/Rights	Value
Common Stocks and Other Equity Interests (continued)			
Norway 3.2%			
Schibsted ASA	Media	134,888	$ 3,984,601
Tomra Systems ASA	Commercial Services & Supplies	683,550	4,568,888
			8,553,489
Philippines 0.5%			
Metropolitan Bank & Trust Co.	Commercial Banks	784,820	1,294,697
[b]Metropolitan Bank & Trust Co., rts., 1/14/11	Commercial Banks	82,119	41,393
			1,336,090
Russia 0.4%			
[b,c]X 5 Retail Group NV, GDR, Reg S	Food & Staples Retailing	24,308	1,120,599
Singapore 1.4%			
Cerebos Pacific Ltd.	Food Products	227,358	873,636
[b]Flextronics International Ltd.	Electronic Equipment, Instruments & Components	363,190	2,851,041
			3,724,677
South Africa 0.5%			
Massmart Holdings Ltd.	Food & Staples Retailing	56,581	1,253,936
South Korea 5.9%			
Binggrae Co. Ltd.	Food Products	73,618	3,676,797
Busan Bank	Commercial Banks	227,500	2,911,594
Daegu Bank Co. Ltd.	Commercial Banks	215,290	2,995,339
Halla Climate Control Corp.	Auto Components	126,020	2,247,848
INTOPS Co. Ltd.	Electronic Equipment, Instruments & Components	25,517	558,700
Sindoh Co. Ltd.	Office Electronics	24,080	1,168,296
[b]Youngone Corp.	Textiles, Apparel & Luxury Goods	143,358	1,348,876
Youngone Holdings Co. Ltd.	Textiles, Apparel & Luxury Goods	23,572	770,492
			15,677,942
Sweden 0.0%			
[b,d]D. Carnegie & Co. AB	Capital Markets	148,750	—
Switzerland 3.0%			
[b]Basilea Pharmaceutica AG	Biotechnology	15,490	1,077,998
Forbo Holding AG	Household Durables	2,800	1,768,736
[b]Panalpina Welttransport Holding AG	Air Freight & Logistics	14,190	1,830,723
Verwaltungs-und Privat-Bank AG	Capital Markets	15,413	1,894,446
Vontobel Holding AG	Capital Markets	39,590	1,508,998
			8,080,901
Taiwan 4.8%			
D-Link Corp.	Communications Equipment	2,062,000	2,120,672
Giant Manufacturing Co. Ltd.	Leisure Equipment & Products	842,482	3,436,934
KYE Systems Corp.	Computers & Peripherals	1,424,893	1,277,372
Simplo Technology Co. Ltd.	Computers & Peripherals	586,883	4,265,314
[b]Ta Chong Bank Ltd.	Commercial Banks	4,330,037	1,848,096
			12,948,388

54 | Annual Report

Annual Report | 55

Templeton Institutional Funds

Statement of Investments, December 31, 2010 *(continued)*

Foreign Smaller Companies Series

See Abbreviations on page 81.

[†]Rounds to less than 0.1% of net assets.

[a]Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust's Board of Trustees. At December 31, 2010, the value of this security was $214,161, representing 0.08% of net assets.

[b]Non-income producing.

[c]Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust's Board of Trustees. At December 31, 2010, the value of this security was $1,120,599, representing 0.42% of net assets.

[d]Security has been deemed illiquid because it may not be able to be sold within seven days.

[e]The security is traded on a discount basis with no stated coupon rate.

Templeton Institutional Funds

Financial Highlights

Global Equity Series

	Year Ended December 31,		
	2010	2009	2008[a]
Per share operating performance			
(for a share outstanding throughout the year)			
Net asset value, beginning of year	$8.19	$6.73	$10.00
Income from investment operations[b]:			
Net investment income[c]	0.12	0.16	0.14
Net realized and unrealized gains (losses)	0.48	1.44	(3.31)
Total from investment operations	0.60	1.60	(3.17)
Less distributions from net investment income	(0.09)	(0.14)	(0.10)
Net asset value, end of year	$8.70	$8.19	$ 6.73
Total return[d]	7.32%	23.85%	(31.75)%
Ratios to average net assets[e]			
Expenses before waiver and payments by affiliates	0.97%	0.99%	1.05%
Expenses net of waiver and payments by affiliates[f]	0.81%	0.81%	0.81%
Net investment income	1.46%	2.19%	2.26%
Supplemental data			
Net assets, end of year (000's)	$273,259	$172,785	$95,152
Portfolio turnover rate	42.91%	38.24%	21.68%

[a]For the period March 31, 2008 (commencement of operations) to December 31, 2008.

[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[c]Based on average daily shares outstanding.

[d]Total return is not annualized for periods less than one year.

[e]Ratios are annualized for periods less than one year.

[f]Benefit of expense reduction rounds to less than 0.01%.

Templeton Institutional Funds

Statement of Investments, December 31, 2010

Global Equity Series	Industry	Shares	Value
Common Stocks 94.0%			
Australia 1.2%			
Brambles Ltd.	Commercial Services & Supplies	399,885	$ 2,909,108
[a]Qantas Airways Ltd.	Airlines	198,618	515,462
			3,424,570
Bermuda 1.2%			
PartnerRe Ltd.	Insurance	41,070	3,299,974
Brazil 0.7%			
Vale SA, ADR	Metals & Mining	56,580	1,955,971
Canada 0.7%			
Husky Energy Inc.	Oil, Gas & Consumable Fuels	17,000	452,617
Talisman Energy Inc.	Oil, Gas & Consumable Fuels	72,200	1,601,549
			2,054,166
China 3.7%			
China Coal Energy Co., H	Oil, Gas & Consumable Fuels	669,000	1,044,923
China Mobile Ltd.	Wireless Telecommunication Services	214,500	2,130,511
China Shenhua Energy Co. Ltd., H	Oil, Gas & Consumable Fuels	245,500	1,029,695
China Telecom Corp. Ltd., H	Diversified Telecommunication Services	6,198,000	3,221,604
Shanghai Electric Group Co. Ltd.	Electrical Equipment	3,998,000	2,638,757
			10,065,490
France 5.2%			
Alstom SA	Electrical Equipment	15,330	734,381
AXA SA	Insurance	81,365	1,355,133
Carrefour SA	Food & Staples Retailing	16,030	661,552
Compagnie Generale des Etablissements Michelin, B	Auto Components	34,438	2,473,929
France Telecom SA	Diversified Telecommunication Services	90,710	1,892,411
GDF Suez	Multi-Utilities	7,319	262,888
Ipsen SA	Pharmaceuticals	4,300	131,354
Sanofi-Aventis	Pharmaceuticals	36,280	2,322,331
[a]Thales SA	Aerospace & Defense	19,420	680,263
Total SA, B	Oil, Gas & Consumable Fuels	36,560	1,939,208
Vivendi SA	Media	65,890	1,780,516
			14,233,966
Germany 3.1%			
Bayer AG, Br.	Pharmaceuticals	8,490	628,070
[a]Deutsche Lufthansa AG	Airlines	24,750	544,648
E.ON AG	Electric Utilities	16,650	509,284
Muenchener Rueckversicherungs-Gesellschaft AG	Insurance	7,330	1,111,869
SAP AG	Software	87,730	4,450,909
Siemens AG	Industrial Conglomerates	9,380	1,169,106
			8,413,886
Hong Kong 5.0%			
[a]AIA Group Ltd.	Insurance	1,762,000	4,953,323
[a,b]AIA Group Ltd., 144A	Insurance	292,800	823,117
Cheung Kong (Holdings) Ltd.	Real Estate Management & Development	168,000	2,589,437

58 | Annual Report

Templeton Institutional Funds

Statement of Investments, December 31, 2010 *(continued)*

Global Equity Series	Industry	Shares	Value
Common Stocks (continued)			
Hong Kong (continued)			
Hutchison Whampoa Ltd.	Industrial Conglomerates	432,000	$ 4,457,562
Swire Pacific Ltd., A	Real Estate Management & Development	43,500	715,253
			13,538,692
India 1.2%			
Housing Development Finance Corp. Ltd.	Thrifts & Mortgage Finance	44,022	716,708
ICICI Bank Ltd.	Commercial Banks	82,851	2,121,004
ICICI Bank Ltd., ADR	Commercial Banks	10,670	540,329
			3,378,041
Ireland 0.2%			
[a]Elan Corp. PLC, ADR	Pharmaceuticals	105,880	606,692
Israel 1.1%			
[a]Check Point Software Technologies Ltd.	Software	66,310	3,067,501
Italy 0.2%			
Eni SpA	Oil, Gas & Consumable Fuels	22,219	485,681
Japan 6.7%			
Itochu Corp.	Trading Companies & Distributors	339,000	3,432,806
Konica Minolta Holdings Ltd.	Office Electronics	244,000	2,536,939
Mitsubishi UFJ Financial Group Inc.	Commercial Banks	5,100	27,581
Nintendo Co. Ltd.	Software	4,700	1,379,747
Nissan Motor Co. Ltd.	Automobiles	292,200	2,782,514
[a]NKSJ Holdings Inc.	Insurance	110,000	810,348
Ricoh Co. Ltd.	Office Electronics	120,000	1,759,162
Toyota Motor Corp.	Automobiles	69,700	2,764,817
Trend Micro Inc.	Software	87,700	2,896,504
			18,390,418
Netherlands 3.0%			
Akzo Nobel NV	Chemicals	53,830	3,347,435
[a]European Aeronautic Defense and Space Co.	Aerospace & Defense	137,610	3,210,491
[a]ING Groep NV	Diversified Financial Services	100,720	980,894
[a]ING Groep NV, ADR	Diversified Financial Services	56,090	549,121
			8,087,941
Norway 1.0%			
Statoil ASA	Oil, Gas & Consumable Fuels	65,780	1,565,814
Telenor ASA	Diversified Telecommunication Services	69,560	1,132,533
			2,698,347
Philippines 0.7%			
Ayala Corp.	Diversified Financial Services	203,680	1,838,697
Singapore 4.4%			
DBS Group Holdings Ltd.	Commercial Banks	379,500	4,235,729
[a]Flextronics International Ltd.	Electronic Equipment, Instruments & Components	328,840	2,581,394
Singapore Telecommunications Ltd.	Diversified Telecommunication Services	1,107,004	2,631,615
United Overseas Bank Ltd.	Commercial Banks	180,000	2,553,390
			12,002,128

Annual Report | 59

Templeton Institutional Funds

Statement of Investments, December 31, 2010 *(continued)*

Global Equity Series	Industry	Shares	Value
Common Stocks (continued)			
South Korea 3.9%			
Hana Financial Group Inc.	Commercial Banks	55,390	$ 2,139,030
Hyundai Mobis	Auto Components	8,926	2,264,836
[b] Hyundai Motor Co., GDR, 144A	Automobiles	4,600	355,897
KB Financial Group Inc., ADR	Commercial Banks	50,050	2,647,144
Samsung Electronics Co. Ltd.	Semiconductors & Semiconductor Equipment	2,210	1,870,493
Shinhan Financial Group Co. Ltd.	Commercial Banks	31,390	1,480,964
			10,758,364
Spain 0.6%			
Iberdrola SA	Electric Utilities	17,928	138,335
Telefonica SA, ADR	Diversified Telecommunication Services	20,150	1,378,663
			1,516,998
Switzerland 2.2%			
[a] Basilea Pharmaceutica AG	Biotechnology	1,710	119,004
Nestle SA	Food Products	39,350	2,306,652
Roche Holding AG	Pharmaceuticals	15,180	2,226,617
Swiss Reinsurance Co.	Insurance	27,070	1,457,838
			6,110,111
Taiwan 3.0%			
Compal Electronics Inc.	Computers & Peripherals	1,320,639	1,749,835
Siliconware Precision Industries Co.	Semiconductors & Semiconductor Equipment	1,730,000	2,075,763
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	1,820,616	4,431,393
			8,256,991
Thailand 0.8%			
Bangkok Bank Public Co. Ltd., fgn.	Commercial Banks	421,600	2,138,500
Turkey 0.5%			
Turkcell Iletisim Hizmetleri AS, ADR	Wireless Telecommunication Services	76,540	1,311,130
United Kingdom 8.0%			
Aviva PLC	Insurance	180,490	1,110,034
BAE Systems PLC	Aerospace & Defense	421,640	2,172,785
BG Group PLC	Oil, Gas & Consumable Fuels	31,290	633,402
BP PLC	Oil, Gas & Consumable Fuels	71,870	522,572
G4S PLC	Commercial Services & Supplies	162,000	643,740
GlaxoSmithKline PLC	Pharmaceuticals	81,110	1,569,775
Hays PLC	Professional Services	256,500	518,231
Kingfisher PLC	Specialty Retail	119,950	494,237
Marks & Spencer Group PLC	Multiline Retail	389,570	2,243,952
National Grid PLC	Multi-Utilities	67,190	581,263
[a] Rentokil Initial PLC	Commercial Services & Supplies	74,889	113,391
Rexam PLC	Containers & Packaging	520,270	2,707,829
Royal Dutch Shell PLC, B, ADR	Oil, Gas & Consumable Fuels	39,070	2,604,797
The Sage Group PLC	Software	276,430	1,181,686
Tesco PLC	Food & Staples Retailing	345,310	2,293,397
Vodafone Group PLC	Wireless Telecommunication Services	936,250	2,423,285
			21,814,376

60 | Annual Report

Templeton Institutional Funds

Statement of Investments, December 31, 2010 *(continued)*

Global Equity Series	Industry	Shares	Value
Common Stocks (continued)			
United States 35.7%			
Abbott Laboratories	Pharmaceuticals	73,020	$ 3,498,388
ACE Ltd.	Insurance	40,090	2,495,602
[a]Amgen Inc.	Biotechnology	69,050	3,790,845
[a]AOL Inc.	Internet Software & Services	51,570	1,222,725
Aon Corp.	Insurance	22,010	1,012,680
AT&T Inc.	Diversified Telecommunication Services	19,380	569,384
Baker Hughes Inc.	Energy Equipment & Services	25,810	1,475,558
The Bank of New York Mellon Corp.	Capital Markets	115,670	3,493,234
[a]Biogen Idec Inc.	Biotechnology	8,190	549,139
[a]Brocade Communications Systems Inc.	Communications Equipment	185,380	980,660
Chesapeake Energy Corp.	Oil, Gas & Consumable Fuels	20,560	532,710
Chevron Corp.	Oil, Gas & Consumable Fuels	27,350	2,495,687
[a]Cisco Systems Inc.	Communications Equipment	110,120	2,227,728
Comcast Corp., A, Special	Media	110,350	2,296,383
Consolidated Edison Inc.	Multi-Utilities	39,780	1,971,895
Covidien PLC	Health Care Equipment & Supplies	71,080	3,245,513
CVS Caremark Corp.	Food & Staples Retailing	118,420	4,117,463
Cytec Industries Inc.	Chemicals	5,310	281,749
[a]Dell Inc.	Computers & Peripherals	148,870	2,017,188
FedEx Corp.	Air Freight & Logistics	6,630	616,656
General Electric Co.	Industrial Conglomerates	108,620	1,986,660
Halliburton Co.	Energy Equipment & Services	28,530	1,164,880
The Home Depot Inc.	Specialty Retail	102,480	3,592,949
[a]Isis Pharmaceuticals Inc.	Biotechnology	21,600	218,592
JPMorgan Chase & Co.	Diversified Financial Services	34,480	1,462,642
Marsh & McLennan Cos. Inc.	Insurance	37,360	1,021,422
Medtronic Inc.	Health Care Equipment & Supplies	114,400	4,243,096
Merck & Co. Inc.	Pharmaceuticals	86,440	3,115,298
Microsoft Corp.	Software	82,960	2,316,243
[a]Navistar International Corp.	Machinery	18,900	1,094,499
News Corp., A	Media	28,610	416,562
[a]Onyx Pharmaceuticals Inc.	Biotechnology	13,010	479,679
Oracle Corp.	Software	85,630	2,680,219
Pfizer Inc.	Pharmaceuticals	85,360	1,494,654
PG&E Corp.	Multi-Utilities	48,670	2,328,373
The Procter & Gamble Co.	Household Products	53,340	3,431,362
Progressive Corp.	Insurance	46,580	925,545
Quest Diagnostics Inc.	Health Care Providers & Services	73,580	3,971,112
[a]Regeneron Pharmaceuticals Inc.	Biotechnology	15,300	502,299
[a]SAIC Inc.	IT Services	201,990	3,203,561
[a]Sprint Nextel Corp.	Wireless Telecommunication Services	440,330	1,862,596
[a]Symantec Corp.	Software	253,820	4,248,947
Target Corp.	Multiline Retail	48,400	2,910,292
Time Warner Cable Inc.	Media	46,700	3,083,601
Time Warner Inc.	Media	26,240	844,141
United Parcel Service Inc., B	Air Freight & Logistics	33,520	2,432,882
[a]Watson Pharmaceuticals Inc.	Pharmaceuticals	70,320	3,632,028
			97,555,321

Annual Report | 61

Templeton Institutional Funds

Statement of Investments, December 31, 2010 *(continued)*

Global Equity Series	Industry	Shares	Value
Total Common Stocks (Cost $228,155,462)			$257,003,952
Preferred Stocks (Cost $2,766,411) 1.3%			
Brazil 1.3%			
Petroleo Brasileiro SA, ADR, pfd.	Oil, Gas & Consumable Fuels	100,650	3,439,211
Total Investments before Short Term Investments (Cost $230,921,873)			260,443,163
		Principal Amount	
Short Term Investments 4.8%			
Time Deposits 4.8%			
United States 4.8%			
Paribas Corp., 0.10%, 1/03/11		$7,000,000	7,000,000
Royal Bank of Canada, 0.15%, 1/03/11		6,100,000	6,100,000
Total Time Deposits (Cost $13,100,000)			13,100,000
Total Investments (Cost $244,021,873) 100.1%			273,543,163
Other Assets, less Liabilities (0.1)%			(283,722)
Net Assets 100.0%			$273,259,441

See Abbreviations on page 81.

[a]Non-income producing.

[b]Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At December 31, 2010, the aggregate value of these securities was $1,179,014, representing 0.43% of net assets.

Templeton Institutional Funds

Financial Statements

Statements of Assets and Liabilities
December 31, 2010

	Emerging Markets Series	Foreign Equity Series
Assets:		
Investments in securities:		
Cost - Unaffiliated issuers	$ 779,061,499	$4,956,225,019
Cost - Sweep Money Fund (Note 7)	228,894,314	168,437,380
Total cost of investments	$1,007,955,813	$5,124,662,399
Value - Unaffiliated issuers	$1,481,569,557	$6,310,139,590
Value - Sweep Money Fund (Note 7)	228,894,314	168,437,380
Total value of investments (includes securities loaned in the amount of $— and $21,101,061)	1,710,463,871	6,478,576,970
Cash	—	557,447
Foreign currency, at value (cost $646,927 and $—)	646,928	—
Receivables:		
Investment securities sold	5,140,947	—
Capital shares sold	743,736	3,615,692
Dividends	1,160,150	13,411,299
Foreign tax	178,431	—
Other assets	537	800
Total assets	1,718,334,600	6,496,162,208
Liabilities:		
Payables:		
Investment securities purchased	433,718	7,044,492
Capital shares redeemed	227,958,312	15,837,793
Affiliates	1,831,234	4,094,787
Deferred tax	331,497	289,045
Accrued expenses and other liabilities	378,619	636,819
Total liabilities	230,933,380	27,902,936
Net assets, at value	$1,487,401,220	$6,468,259,272
Net assets consist of:		
Paid-in capital	$1,050,340,277	$5,213,570,393
Distributions in excess of net investment income	(10,992,432)	(106,872,617)
Net unrealized appreciation (depreciation)	702,162,896	1,353,869,570
Accumulated net realized gain (loss)	(254,109,521)	7,691,926
Net assets, at value	$1,487,401,220	$6,468,259,272
Shares outstanding	89,062,254	—
Net asset value per share	$16.70	—
Primary Shares:		
Net assets, at value	—	$6,399,089,779
Shares outstanding	—	319,075,114
Net asset value per share	—	$20.06
Service Shares:		
Net assets, at value	—	$ 69,169,493
Shares outstanding	—	3,452,962
Net asset value and maximum offering price per share	—	$20.03

64 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Institutional Funds

Financial Statements *(continued)*

	Emerging Markets Series	Foreign Equity Series
Investment income:		
Dividends[a]	$ 37,183,372	$170,679,849
Interest	1,007	248,303
Income from securities loaned	—	515,617
Total investment income	37,184,379	171,443,769
Expenses:		
Management fees (Note 3a)	18,663,725	39,690,041
Administrative fees (Note 3b)	1,276,257	4,897,104
Transfer agent fees (Note 3c)	165	75,043
Sub-transfer agent fees - Service Shares (Note 3c)	—	82,474
Custodian fees (Note 4)	870,698	1,392,578
Reports to shareholders	20,595	131,299
Registration and filing fees	74,023	157,337
Professional fees	113,267	129,532
Trustees' fees and expenses	34,139	234,385
Other	60,273	212,962
Total expenses	21,113,142	47,002,755
Expense reductions (Note 4)	—	(1,410)
Net expenses	21,113,142	47,001,345
Net investment income	16,071,237	124,442,424
Realized and unrealized gains (losses):		
Net realized gain (loss) from:		
Investments	134,933,208	333,523,572
Foreign currency transactions	(436,272)	(900,097)
Net realized gain (loss)	134,496,936	332,623,475
Net change in unrealized appreciation (depreciation) on:		
Investments	74,443,573	(47,682,994)
Translation of other assets and liabilities denominated in foreign currencies	(2,958)	28,998
Change in deferred taxes on unrealized appreciation	7,946,813	(289,045)
Net change in unrealized appreciation (depreciation)	82,387,428	(47,943,041)
Net realized and unrealized gain (loss)	216,884,364	284,680,434
Net increase (decrease) in net assets resulting from operations	$232,955,601	$409,122,858

[a]Foreign taxes withheld on dividends	$4,021,575	$20,121,970

Annual Report | The accompanying notes are an integral part of these financial statements. | 65

66 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 67

68 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Institutional Funds

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Institutional Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of four funds (Funds). The Foreign Equity Series offers Primary and Service Shares. Each class of shares differs by its transfer agent fees and voting rights on matters affecting a single class.

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds value their investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees, the Funds may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value. Time deposits are valued at cost, which approximates market value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Annual Report | 69

Templeton Institutional Funds

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

70 | Annual Report

Templeton Institutional Funds

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Foreign Equity Series participates in an agency based security lending program. The fund receives collateral against the loaned securities in an amount equal to at least 105% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 103.5% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The fund receives income from lending fees and rebates paid by the borrower. The fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the fund. The securities lending agent has agreed to indemnify the fund in the event of default by a third party borrower.

d. Income and Deferred Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required. The Funds file U.S. income tax returns as well as tax returns in certain other jurisdictions. The Fund’s application of those tax rules is subject to its understanding. The Funds record a provision for taxes in its financial statements including penalties and interest, if any, for a tax position taken on a tax return (or expected to be taken) when it fails to meet the more likely than not (a greater than 50% probability) threshold and based on the technical merits, the tax position may not be sustained upon examination by the tax authorities. As of December 31, 2010, and for all open tax years the Funds have determined that no provision for income tax is required in the Funds’ financial statements. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation. The Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax effects will significantly change in the next twelve months.

Annual Report | 71

Templeton Institutional Funds

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Income and Deferred Taxes (continued)

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply the Funds record an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Funds are notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

72 | Annual Report

Templeton Institutional Funds

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
g.	Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2010, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

Annual Report | 73

Templeton Institutional Funds

Notes to Financial Statements *(continued)*

2. Shares of Beneficial Interest *(continued)*

	Foreign Equity Series	
	Shares	Amount
Service Shares:		
Year ended December 31, 2010		
Shares sold	895,473	$ 16,960,653
Shares issued in reinvestment of distributions	86,806	1,704,949
Shares redeemed	(893,702)	(16,786,937)
Net increase (decrease)	88,577	$ 1,878,665
Year ended December 31, 2009		
Shares sold	2,083,605	$ 36,799,191
Shares issued in reinvestment of distributions	81,615	1,558,847
Shares redeemed	(849,422)	(13,788,631)
Net increase (decrease)	1,315,798	$ 24,569,407

	Foreign Smaller Companies Series		Global Equity Series	
	Shares	Amount	Shares	Amount
Year ended December 31, 2010				
Shares sold	8,510,336	$133,565,924	15,937,867	$ 126,367,772
Shares issued in reinvestment of distributions	75,256	1,291,110	309,686	2,668,360
Shares redeemed	(1,929,186)	(29,339,837)	(5,925,574)	(46,968,228)
Net increase (decrease)	6,656,406	$105,517,197	10,321,979	$ 82,067,904
Year ended December 31, 2009				
Shares sold	3,889,632	$ 46,554,998	8,457,674	$ 57,173,265
Shares issued in reinvestment of distributions	40,317	579,023	354,273	2,867,145
Shares redeemed	(2,679,088)	(28,132,903)	(1,852,874)	(13,942,825)
Net increase (decrease)	1,250,861	$ 19,001,118	6,959,073	$ 46,097,585

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

74 | Annual Report

Templeton Institutional Funds

Notes to Financial Statements (continued)

3. Transactions with Affiliates (continued)

a. Management Fees

Effective May 1, 2010, Emerging Markets Series pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.250%	Up to and including $500 million
1.200%	Over $500 million, up to and including $5 billion
1.150%	Over $5 billion, up to and including $7.5 billion
1.125%	Over $7.5 billion, up to and including $10 billion
1.100%	Over $10 billion, up to and including $15 billion
1.050%	Over $15 billion, up to and including $20 billion
1.000%	In excess of $20 billion

Prior to May 1, 2010, Emerging Markets Series paid fees to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.250%	Up to and including $1 billion
1.200%	Over $1 billion, up to and including $5 billion
1.150%	Over $5 billion, up to and including $7.5 billion
1.125%	Over $7.5 billion, up to and including $10 billion
1.100%	Over $10 billion, up to and including $15 billion
1.050%	Over $15 billion, up to and including $20 billion
1.000%	In excess of $20 billion

Foreign Equity Series and Global Equity Series each pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.700%	Up to and including $1 billion
0.680%	Over $1 billion, up to and including $5 billion
0.660%	Over $5 billion, up to and including $10 billion
0.640%	Over $10 billion, up to and including $15 billion
0.620%	Over $15 billion, up to and including $20 billion
0.600%	In excess of $20 billion

Foreign Smaller Companies Series pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $1 billion
0.730%	Over $1 billion, up to and including $5 billion
0.710%	Over $5 billion, up to and including $10 billion
0.690%	Over $10 billion, up to and including $15 billion
0.670%	Over $15 billion, up to and including $20 billion
0.650%	In excess of $20 billion

Annual Report | 75

Templeton Institutional Funds

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
b.	Administrative Fees

Foreign Smaller Companies Series and Global Equity Series each pay an administrative fee to FT Services of 0.20% per year of the average daily net assets of the fund.

Emerging Markets Series and Foreign Equity Series each pay their allocated share of an administrative fee to FT Services based on the aggregate average net assets as follows:

c. Transfer Agent Fees

For the year ended December 31, 2010, the Funds paid transfer agent fees as noted in the Statement of Operations at which the following amounts were retained by Investor Services.

Foreign Equity Series’ Service Shares may pay up to 0.15% of average daily net assets for sub-transfer agency fees as noted in the Statements of Operations.

d. Waiver and Expense Reimbursements

FT Services and TIC have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Foreign Smaller Companies Series and Global Equity Series so that the common expenses (i.e. a combination of management fees, administrative fees, and other expenses) do not exceed 0.95% and 0.81%, respectively (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2011.

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the year ended December 31, 2010, the custodian fees were reduced as noted in the Statements of Operations.

76 | Annual Report

Templeton Institutional Funds

Notes to Financial Statements *(continued)*

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2010, the capital loss carryforwards were as follows:

	Emerging Markets Series	Foreign Equity Series	Foreign Smaller Companies Series	Global Equity Series
Capital loss carryforwards expiring in:				
2016	$ —	$ —	$ —	$ 5,295,647
2017	246,740,221	—	3,779,625	10,998,021
2018	—	—	—	1,430,811
	$246,740,221	$ —	$3,779,625	$17,724,479

During the year end December 31, 2010, the Funds utilized capital loss carryforwards as follows:

	Emerging Markets Series	Foreign Equity Series	Foreign Smaller Companies Series	Global Equity Series
Capital Loss Utilized/Expired	$125,771,778	$273,929,583	$7,577,789	$ —

For tax purposes, realized capital losses and realized currency losses occurring subsequent to October 31 may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2010, deferred losses were as follows:

	Emerging Markets Series	Foreign Equity Series	Foreign Smaller Companies Series	Global Equity Series
Realized capital losses	$ —	$ —	$124,036	$ —
Realized currency losses	—	—	65,471	—

The tax character of distributions paid during the years ended December 31, 2010 and 2009, was as follows:

	Emerging Markets Series		Foreign Equity Series	
	2010	2009	2010	2009
Distributions paid from:				
Ordinary income	$23,096,545	$35,038,877	$167,556,845	$155,400,044
Long term capital gain	—	148,495	—	—
	$23,096,545	$35,187,372	$167,556,845	$155,400,044

Annual Report | 77

Templeton Institutional Funds

Notes to Financial Statements *(continued)*

5. Income Taxes *(continued)*

	Foreign Smaller Companies Series		Global Equity Series	
	2010	2009	2010	2009
Distributions paid from ordinary income	$ 1,859,157	$ 1,072,703	$ 2,738,889	$ 2,973,471

At December 31, 2010, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

	Emerging Markets Series	Foreign Equity Series	Foreign Smaller Companies Series	Global Equity Series
Cost of investments	$1,027,040,764	$5,243,306,791	$204,558,771	$244,644,222
Unrealized appreciation	$ 714,282,036	$1,815,762,344	$ 57,828,065	$ 34,135,463
Unrealized depreciation	(30,858,929)	(580,492,165)	(3,554,407)	(5,236,522)
Net unrealized appreciation (depreciation)	$ 683,423,107	$1,235,270,179	$ 54,273,658	$ 28,898,941
Undistributed ordinary income	$ 723,219	$ 11,106,962	$ 18,949	$ 46,146
Undistributed long term capital gains	—	8,382,979	—	—
Distributable earnings	$ 723,219	$ 19,489,941	$ 18,949	$ 46,146

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, foreign capital gains tax, bond discounts and premiums, corporate actions, and non-deductible expenses.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, foreign capital gains tax, and corporate actions.

6. Investment Transactions

Purchases and sales (excluding short term securities) for the year ended December 31, 2010, were as follows:

	Emerging Markets Series	Foreign Equity Series	Foreign Smaller Companies Series	Global Equity Series
Purchases	$351,986,087	$923,242,414	$105,507,071	$157,836,609
Sales	$812,504,235	$753,436,542	$ 29,996,236	$ 80,210,617

78 | Annual Report

Templeton Institutional Funds

Notes to Financial Statements (continued)

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

Emerging Markets Series and Foreign Equity Series may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. SHAREHOLDER CONCENTRATIONS

The Funds have a concentration of shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds. At December 31, 2010, Emerging Markets Series had one unaffiliated shareholder holding 53.2% of the fund’s outstanding shares.

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. CREDIT FACILITY

The Funds, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statements of Operations. During the year ended December 31, 2010, the Funds did not use the Global Credit Facility.

Effective January 21, 2011, the Borrowers renewed the Global Credit Facility for a total of $750 million, maturing January 20, 2012.

Annual Report | 79

Templeton Institutional Funds

Notes to Financial Statements (continued)

11. FAIR VALUE MEASUREMENTS

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities

  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in deter- mining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

The following is a summary of the inputs used as of December 31, 2010, in valuing the Funds’ assets and liabilities carried at fair value:

80 | Annual Report

Templeton Institutional Funds

Notes to Financial Statements (continued)

12. SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Annual Report | 81

Templeton Institutional Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Templeton Institutional Funds

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Emerging Markets Series, Foreign Equity Series, Foreign Smaller Companies Series and Global Equity Series (the “Funds”) at December 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California February 17, 2011

82 | Annual Report

Templeton Institutional Funds

Tax Designation (unaudited)

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Global Equity Series designates 45.00% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2010.

Under Section 854(b)(2) of the Code, the Funds designate the maximum amount allowable but no less than the following amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2010:

Emerging Markets Series	Foreign Equity Series	Foreign Smaller Companies Series	Global Equity Series
$23,659,058	$156,847,316	$2,207,039	$3,996,197

Distributions, including qualified dividend income, paid during calendar year 2010 will be reported to shareholders on Form 1099-DIV in January 2011. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At December 31, 2010, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Funds on these investments. As shown in the table below, the Funds designate to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on December 23, 2010, to treat their proportionate share of foreign taxes paid by the Funds as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Funds, to shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Qualified Dividends Per Share
Emerging Markets Series			
Fund Shares	$0.0363	$0.2151	$0.1204
Foreign Equity Series			
Primary Shares	$0.0642	$0.4813	$0.3948
Service Shares	$0.0642	$0.4813	$0.3948
Foreign Smaller Companies Series			
Fund Shares	$0.0201	$0.1502	$0.0866
Global Equity Series			
Fund Shares	$0.0109	$0.0800	$0.0593

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.

Annual Report | 83

Templeton Institutional Funds

Tax Designation (unaudited) (continued)

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

In January 2011, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2010. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2010 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

84 | Annual Report

Templeton Institutional Funds

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Harris J. Ashton (1932) 500 East Broward Blvd. Suite 2100 Fort Lauderdale, FL 33394-3091	Trustee	Since 1992	130	Bar-S Foods (meat packing company) (1981-2010).
Principal Occupation During Past 5 Years: Director of various companies; and **formerly,** Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).				
Ann Torre Bates (1958) 500 East Broward Blvd. Suite 2100 Fort Lauderdale, FL 33394-3091	Trustee	Since 2008	32	SLM Corporation (Sallie Mae), Ares Capital Corporation (specialty finance company) and Allied Capital Corporation (financial services) (2003-2010).
Principal Occupation During Past 5 Years: Independent strategic and financial consultant; and **formerly,** Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).				
Frank J. Crothers (1944) 500 East Broward Blvd. Suite 2100 Fort Lauderdale, FL 33394-3091	Trustee	Since 1990	24	Fortis, Inc. (utility holding company) and AML Foods Limited (retail distributors).
Principal Occupation During Past 5 Years: Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and **formerly,** Chairman, Atlantic Equipment and Power Ltd (1977-2003).				
Edith E. Holiday (1952) 500 East Broward Blvd. Suite 2100 Fort Lauderdale, FL 33394-3091	Lead Independent Trustee	Trustee since 1996 and Lead Independent Trustee since 2007	130	Hess Corporation (exploration and refining of oil and gas), H.J. Heinz Company (processed foods and allied products), RTI International Metals, Inc. (manufacture and distribution of titanium), Canadian National Railway (railroad) and White Mountains Insurance Group, Ltd. (holding company).
Principal Occupation During Past 5 Years: Director or Trustee of various companies and trusts; and **formerly,** Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).				

Annual Report | 85

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
J. Michael Luttig (1954) 500 East Broward Blvd. Suite 2100 Fort Lauderdale, FL 33394-3091	Trustee	Since 2009	130	Boeing Capital Corporation (aircraft financing).
Principal Occupation During Past 5 Years: Executive Vice President, General Counsel and member of Executive Council, The Boeing Company; and **formerly,** Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).				
David W. Niemiec (1949) 500 East Broward Blvd. Suite 2100 Fort Lauderdale, FL 33394-3091	Trustee	Since 2005	24	Emeritus Corporation (assisted living) (1999-2010) and OSI Pharmaceuticals, Inc. (pharmaceutical products) (2006-2010).
Principal Occupation During Past 5 Years: Advisor, Saratoga Partners (private equity fund); and **formerly,** Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).				
Frank A. Olson (1932) 500 East Broward Blvd. Suite 2100 Fort Lauderdale, FL 33394-3091	Trustee	Since 2003	130	Hess Corporation (exploration and refining of oil and gas).
Principal Occupation During Past 5 Years: Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and **formerly,** Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).				
Larry D. Thompson (1945) 500 East Broward Blvd. Suite 2100 Fort Lauderdale, FL 33394-3091	Trustee	Since 2005	138	Cbeyond, Inc. (business communications provider) and The Southern Company (energy company).
Principal Occupation During Past 5 Years: Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and **formerly,** Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).				
Constantine D. Tseretopoulos (1954) 500 East Broward Blvd. Suite 2100 Fort Lauderdale, FL 33394-3091	Trustee	Since 1990	24	None
Principal Occupation During Past 5 Years: Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and **formerly,** Cardiology Fellow, University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).				
Robert E. Wade (1946) 500 East Broward Blvd. Suite 2100 Fort Lauderdale, FL 33394-3091	Trustee	Since 2007	39	El Oro Ltd (investments).
Principal Occupation During Past 5 Years: Attorney at law engaged in private practice (1973-2009) and member of various boards.				

86 | Annual Report

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
****Charles B. Johnson (1933)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee, Chairman of the Board and Vice President	Trustee and Vice President since 1993 and Chairman of the Board since 1995	130	None
Principal Occupation During Past 5 Years: Chairman of the Board, Member – Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.				
****Gregory E. Johnson (1961)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	88	None
Principal Occupation During Past 5 Years: Director, President and Chief Executive Officer, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.				
James M. Davis (1952) One Franklin Parkway San Mateo, CA 94403-1906	Chief Compliance Officer and Vice President – AML Compliance	Chief Compliance Officer since 2004 and Vice President – AML Compliance since 2006	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Director of Compliance, Franklin Resources, Inc. (1994-2001).				
Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).				
Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).				

Annual Report | 87

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
David P. Goss (1947) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.				
Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.				
Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1996	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 25 of the investment companies in Franklin Templeton Investments.				
Mark Mobius (1936) 17th Floor, The Chater House 8 Connaught Road Central Hong Kong	Vice President	Since 1993	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Portfolio Manager of various Templeton advisory affiliates; Executive Chairman, Templeton Emerging Markets Group; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments.				
Gary P. Motyl (1952) 500 East Broward Blvd. Suite 2100 Fort Lauderdale, FL 33394-3091	President and Chief Executive Officer – Investment Management	Since 2005	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: President, Templeton Investment Counsel, LLC; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments.				
Mark H. Otani (1968) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Director, Global Fund Accounting Operations, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin Templeton Investments.				

88 | Annual Report

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Robert C. Rosselot (1960) 500 East Broward Blvd. Suite 2100 Fort Lauderdale, FL 33394-3091	Secretary and Vice President	Secretary since 2004 and Vice President since 2009	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 45 of the investment companies in Franklin Templeton Investments.

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund's Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund's Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of SLM Corporation and Ares Capital Corporation and was formerly a director of Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated and Vice President and Treasurer of US Airways, Inc. Mr. Niemiec has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001. Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) 321-8563 to request the SAI.

Annual Report | 89

Templeton Institutional Funds

Shareholder Information

Proxy Voting Policies and Procedures

The Funds’ investment managers have established Proxy Voting Policies and Procedures (Policies) that the Funds use to determine how to vote proxies relating to portfolio securities. Shareholders may view the Funds’ complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Funds’ proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Funds file a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 321-8563. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

90 | Annual Report

This page intentionally left blank.

This page intentionally left blank.

FRANKLIN TEMPLETON
INSTITUTIONAL

600 Fifth Avenue
New York, NY 10020

Annual Report

Templeton Institutional Funds

Investment Managers
Templeton Asset Management Ltd.
Templeton Investment Counsel, LLC

Distributor
Franklin Templeton Distributors, Inc.
One Franklin Parkway
San Mateo, CA 94403-1906

Franklin Templeton Institutional Services
(800) 321-8563
ftinstitutional.com

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of a Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Funds and their investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in Fund shares. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2011 Franklin Templeton Investments. All rights reserved.

ZTIF A 02/11

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $159,771 for the fiscal year ended December 31, 2010 and $158,933 for the fiscal year ended December 31, 2009.

(b) Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4 were $2,769 for the fiscal year ended December 31, 2010 and $2,650 for the fiscal year ended December 31, 2009. The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning were $1,290 for the fiscal year ended December 31, 2010 and $1,250 for the fiscal year ended December

31, 2009. The services for which these fees were paid included preparation of tax returns for foreign governments.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $35,000 for the fiscal year ended December 31, 2010 and $2,000 for the fiscal year ended December 31, 2009. The services for which these fees were paid included technical tax consultation for capital gain tax reporting to foreign governments and derivative instruments.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $3,032 for the fiscal year ended December 31, 2010 and $0 for the fiscal year ended December 31, 2009. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $141,768 for the fiscal year ended December 31, 2010 and $0 for the fiscal year ended December 31, 2009. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i)	pre-approval of all audit and audit related services;
(ii)	pre-approval of all non-audit related services to be

provided to the Fund by the auditors;

     (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

     (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f)	No disclosures are required by this Item 4(f).
(g)	The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $183,859 for the fiscal year ended December 31, 2010 and $5,900 for the fiscal year ended December 31, 2009.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants. N/A

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits. (a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON INSTITUTIONAL FUNDS

By /s/ LAURA F. FERGERSON Laura F. Fergerson Chief Executive Officer – Finance and Administration Date February 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ LAURA F. FERGERSON Laura F. Fergerson Chief Executive Officer – Finance and Administration Date February 25, 2011

By /s/ MARK H. OTANI Mark H. Otani Chief Financial Officer and Chief Accounting Officer Date February 25, 2011